UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24046

GoldenTree Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

300 Park Avenue, 21st Floor

New York, New York 10022

212-847-3500

(Address of principal executive offices) (zip code)

Peter Alderman

300 Park Avenue, 21st Floor

New York, New York 10022

(Name and address of agent for service)

Copies to:

William J. Bielefeld, Esq.

Alexander C. Karampatsos, Esq.

Dechert LLP

1900 K Street NW

Washington, DC 20006

(202) 261-3386

Registrant’s telephone number, including area code: 212-847-3500

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Report to Shareholders.

(a)

The annual report to shareholders (the “Report”) of GoldenTree Opportunistic Credit Fund (the “Fund” or the “Registrant”) for the period ended December 31, 2025 transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) is attached herewith.

Annual report 2025

GoldenTree Opportunistic Credit Fund

GoldenTree Opportunistic Credit Fund Officers and Trustees

Officers

Kathy Sutherland

Chief Executive Officer

Principal Executive Officer

Chad Alan Earnst

Chief Compliance Officer

Wei Zhong

Chief Financial Officer

Principal Financial Officer

Principal Accounting Officer

Peter Alderman

Secretary

Board of Trustees

Steven Shapiro

Chairman

Interested Trustee

Jill Iacono Mavro

Independent Trustee

Ellen Needham

Independent Trustee

Leon Wagner

Independent Trustee

GoldenTree Opportunistic Credit Fund Table of Contents

Annual Report for the Period Ended December 31, 2025

i

Management’s Discussion of

Fund Performance (Unaudited)

Dear Shareholders:

We are pleased to present the annual report for the GoldenTree Opportunistic Credit Fund (the “Fund” or “GTOC”), for the period ending December 31, 2025. The Fund has continued to experience steady asset growth, with total managed net assets reaching approximately $228 million as of December 31, 2025.

Market & Portfolio Commentary

The Fund’s Class I shares returned +6.11% during the period, outperforming a blended credit index of 50% high-yield bonds and 50% high-yield loans (commonly referred to as “high yield” securities or “junk bonds”) by approximately 300 basis points. The Fund’s monthly distribution rate remained stable at 6.5% on an annualized basis. As of period-end, the Fund had exposure to approximately 200 issuers, diversified across instrument, asset class, and industry. The Fund’s opportunistic and dynamic approach enabled the portfolio to source opportunities which we believe offer compelling risk-reward profiles and well-position the portfolio to achieve its target objective of capital appreciation and income generation.

Since launch in July 2025, the Fund has deployed capital across public and private exposures, capturing the full breadth of GoldenTree’s expertise within corporate credit, structured credit, and distressed. We remain selective and focused on idiosyncratic opportunities, identifying companies that are misunderstood by the market and offer potential attractive relative value. The Fund did not utilize leverage during the period.

As a percentage of total invested assets, the Fund’s portfolio consisted of 29% Private Credit, 29% Bonds, 18% Loans, 17% Structured Credit, and small allocations to Real Estate (2%), Distressed (1%), and Other (3%).

All asset classes contributed positively to returns, with Private Credit contributing 2.39%, Bonds contributing 1.92%, Loans contributing 0.85%, Structured Credit contributing 0.38%, Distressed contributing 0.34%, and Other contributing 0.58% to returns. Across asset classes, certain of the Fund’s larger positions benefited from realizing positive fundamental, operating, or idiosyncratic catalysts during the period.

The largest corporate industries in the Fund’s portfolio were Software/ Services, Specialty Retail, Pharmaceuticals, Food & Drug Retailers, and Health Services, which collectively represented about 30% of total invested assets. No single industry exceeds 12% of total invested assets.

Management’s Discussion of

Fund Performance (Unaudited) (continued)

The portfolio ended the year with attractive convexity, high current income, and a focus on catalyst-driven investments offering multiple paths to unlock value. With ample buying power and a broad playbook, the Fund is well positioned to act opportunistically.

The chart above assumes an initial gross investment of $10,000 made on July 16, 2025 (inception of Class I offering).

Past performance does not guarantee future results. Investors cannot invest directly in an index. Not all investors are eligible for Class I shares. The performance of the other classes will be less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Average Annual Total Returns

	Since Inception	Inception Date
Class I	6.11%	July 16, 2025
Class T	5.43%	July 24, 2025

Since Inception return is not annualized.

Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below.

(1)

ICE BofA ML High Yield Index is an unmanaged market value-weighted index which tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market.

(2)	Morningstar LSTA US Leveraged Loan Index–is an unmanaged market-value weighted index designed to measure the performance of the US leveraged loan market.

(3)	Blended HY Credit Index consists of the following weights: 50% ICE BofA ML High Yield Index and 50% Morningstar LSTA Leveraged Loan Index.

GoldenTree Opportunistic Credit Fund Portfolio Highlights (Unaudited)

The following tables summarize the portfolio composition and industry classification of our investment portfolio as of December 31, 2025:

Portfolio composition (by fair value)*

Asset Backed Securities	5.5%

Bank Debt	36.9%

Collateralized Loan Obligations	7.1%

Commercial Mortgage Backed Securities	1.0%

Corporate Bond Obligations	26.1%

Government Bonds	0.4%

Municipal Bonds	0.3%

Residential Mortgage Backed Securities	1.9%

Common Stock	2.1%

Exchange-Traded Funds	0.5%

Preferred Stock	0.0%

Private Equity	0.9%

Special Purpose Vehicle	5.9%

Repurchase Agreements	0.3%

Money Market Fund	11.1%

100.0%

Industry classification (by fair value)*

Software/ Services	11.1%

Investment Companies	11.1%

Collateralized Loan Obligation	7.1%

Specialty Retail	5.9%

Pharmaceuticals	5.8%

Asset Backed Security	5.5%

Food & Drug Retailers	5.0%

Health Services	3.7%

Auto Parts & Equipment	3.6%

REITs	3.4%

Cable & Satellite TV	2.4%

Tech Hardware & Equipment	2.2%

RealEstate Dev & Mgt	2.1%

Banking	2.1%

Theaters & Entertainment	2.0%

Residential Mortgage Backed Security	1.9%

Personal & Household Products	1.8%

Media Content	1.6%

Chemicals	1.5%

Recreation & Travel	1.5%

Oil Field Equipment & Services	1.5%

Gas Distribution	1.4%

Building Materials	1.2%

Energy—Exploration & Production	1.0%

Commercial Mortgage Backed Security	1.0%

Other	12.6%

Total	100.0%

*	Derivatives and investments sold short are not included in this table. Holdings subject to change.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)

Asset Backed Securities—5.8%
Ally Bank Auto Credit-Linked Notes, Series 2025-B, Class E	(c)	Asset Backed Security	6.16%	6.16%	9/15/33		$232		$232		$233
Barclays Bank PLC, Series 2025-7	(c)(d)(u)	Asset Backed Security	SOFRRATE COMPOUND 360 + 7.45%	11.47%	8/31/33		1,390		1,390		1,390
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG	(d)(e)(u)	Asset Backed Security	3 mo. EURIBOR + 5.85%	7.92%	11/5/35		€285		331		335
GARC FF-1 SPV SRL	(d)(e)(u)	Asset Backed Security	3 mo. USD Term SOFR + 4.00%	7.69%	5/9/31		4,800		4,800		4,800
Nightingale Ltd., Series 2025-4, Class CLN	(d)(e)(f)(u)	Asset Backed Security	1 day GBP SONIA + 7.30%	11.03%	1/31/35		£3,225		4,311		4,347
Parthenon SPV Issuer LLC	(d)(u)	Asset Backed Security	Daily SOFR + 4.75%	8.52%	12/22/32		350		350		350
SMB Private Education Loan Trust, Series 2024-D, Class A1B	(c)(d)	Asset Backed Security	30 day USD SOFR Average + 1.10%	5.07%	7/15/53		157		155		155
Towd Point Asset Trust, Series 2018-SL1, Class D2	(c)(g)	Asset Backed Security	—	Zero coupon	1/25/46		650		520		526
Towd Point Asset Trust, Series 2021-SL1, Class E	(c)(d)	Asset Backed Security	1 mo. USD Term SOFR + 2.26%	6.00%	11/20/61		1,070		1,016		1,015

Total Asset Backed Securities									13,105		13,151

Bank Debt—39.0%
ACProducts, Inc.	(d)	Personal & Household Products	3 mo. USD Term SOFR + 4.25%	8.18%	5/17/28		953		813		782
AI Silk Midco Ltd.	(d)	Support-Services	6 mo. EURIBOR + 5.00%	7.09%	3/4/31		€335		377		383
Allen Media LLC	(d)	Advertising	3 mo. USD Term SOFR + 5.50%	9.32%	2/10/27		247		176		175
AMC Entertainment Holdings, Inc.	(d)	Theaters & Entertainment	1 mo. USD Term SOFR + 7.00%	10.73%	1/4/29		944		950		947
American Greetings Corp.	(d)	Personal & Household Products	1 mo. USD Term SOFR + 5.75%	9.47%	10/30/29		123		124		122

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Amneal Pharmaceuticals LLC	(d)	Pharmaceuticals	1 mo. USD Term SOFR + 3.50%	7.22%	8/1/32		$593		$594		$599
AP Core Holdings II LLC	(d)	Media Content	1 mo. USD Term SOFR + 5.50%	9.33%	9/1/27		1,854		1,730		1,856
Bausch & Lomb Corp.	(d)	Medical Products	1 mo. USD Term SOFR + 4.25%	7.97%	1/15/31		473		476		479
Bausch Health Cos., Inc.	(d)	Pharmaceuticals	1 mo. USD Term SOFR + 6.25%	9.97%	10/8/30		1,974		1,924		1,933
Boots Group Bidco Ltd.	(d)	Food & Drug Retailers	1 mo. GBP SONIA + 4.75%	8.48%	8/30/32		£505		678		689
Boots Group Bidco Ltd.	(d)	Food & Drug Retailers	3 mo. USD Term SOFR + 3.50%	7.21%	8/30/32		56		56		56
CAB Finance SARL	(d)(h)(u)	Auto Parts & Equipment	1 yr. EURIBOR + 10.00%, PIK	12.21%	4/9/32		€3,357		3,768		3,843
Cerba Healthcare SAS	(d)	Health Services	6 mo. EURIBOR + 3.70%	5.76%	6/30/28		€195		168		170
Charlotte Buyer, Inc.	(d)	Health Services	1 mo. USD Term SOFR + 4.25%	8.01%	2/11/28		139		140		137
Cloud Software Group, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 3.25%	6.92%	8/13/32		188		188		188
Cloudera, Inc.	(d)	Software/Services	1 mo. USD Term SOFR + 3.75%	7.57%	10/8/28		382		366		367
Cloudera, Inc.	(d)	Software/Services	1 mo. USD Term SOFR + 6.00%	9.82%	10/8/29		176		157		155
Clover Holdings 2 LLC		Software/Services	7.75%	7.75%	12/9/31		289		291		288
Consolidated Energy Finance SA	(d)	Oil Refining & Marketing	6 mo. USD Term SOFR + 4.50%	8.20%	11/15/30		528		473		433
Constant Contact, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 4.00%	8.17%	2/10/28		434		418		415
Constant Contact, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 7.50%	11.67%	2/12/29		91		82		82
Constellation Automotive Ltd.	(d)(u)	Specialty Retail	3 mo. GBP SONIA + 6.25%	10.22%	3/21/31		£4,200		5,532		5,663
Constellation Automotive Ltd.	(d)(u)	Specialty Retail	6 mo. EURIBOR + 6.25%	8.37%	4/3/31		€1,670		1,943		1,967
Cotiviti Corp.		Software/Services	7.63%	7.63%	5/1/31		541		545		525
CP Iris Holdco I, Inc.	(d)	Building Materials	1 mo. USD Term SOFR + 7.00%	10.71%	10/27/33		1,455		1,412		1,451
CP Iris HoldCo I, Inc.	(d)	Building Materials	1 mo. USD Term SOFR + 4.00%	7.72%	10/27/32		174		172		173

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Crown Finance U.S., Inc.	(d)	Theaters & Entertainment	1 mo. USD Term SOFR + 4.50%	8.34%	12/2/31		$2,229		$2,217		$2,202
Delivery Hero SE	(d)	Restaurants	3 mo. USD Term SOFR + 5.00%	8.84%	12/12/29		204		207		205
DirecTV Financing LLC	(d)	Cable & Satellite TV	3 mo. USD Term SOFR + 5.25%	9.35%	8/2/29		129		129		130
DirecTV Financing LLC	(d)	Cable & Satellite TV	3 mo. USD Term SOFR + 5.50%	9.34%	2/17/31		156		153		156
Discovery Purchaser Corp.	(d)	Chemicals	3 mo. USD Term SOFR + 3.75%	7.61%	10/4/29		275		276		265
Discovery Purchaser Corp.	(d)(u)	Chemicals	3 mo. USD Term SOFR + 7.00%	10.93%	10/4/30		156		156		152
Endo Luxembourg Finance Co. I SARL	(d)	Pharmaceuticals	1 mo. USD Term SOFR + 3.75%	7.47%	4/23/31		623		618		619
Envision Healthcare Operating, Inc.	(d)	Health Facilities	1 mo. USD Term SOFR + 6.50%	10.22%	6/25/30		289		291		291
Evraz, Inc. NA	(d)(u)	Steel Producers/Products	3 mo. USD Term SOFR + 7.00%	10.84%	7/31/31		1,557		1,528		1,528
Fiesta Del Norte Fundco GT LLC	(u)	RealEstate Dev & Mgt	12.50%	12.50%	12/9/30		557		557		557
Flash Charm, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 3.50%	7.35%	3/2/28		331		304		309
Flash Charm, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 6.75%	10.75%	3/2/29		159		137		140
Global Medical Response, Inc.	(d)	Health Services	3 mo. USD Term SOFR + 3.50%	7.38%	10/1/32		230		229		232
GoTo Group, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 4.75%	8.79%	4/28/28		4,839		4,000		4,132
Hexion Holdings Corp.	(d)	Chemicals	1 mo. USD Term SOFR + 4.00%	7.73%	3/15/29		221		222		214
Hot Topic, Inc.	(d)(u)	Specialty Retail	3 mo. USD Term SOFR + 6.75%	10.42%	12/31/30		3,250		3,185		3,185
Houghton Mifflin Harcourt Publishing Co.	(d)	Printing & Publishing	1 mo. USD Term SOFR + 5.25%	9.07%	4/9/29		21		18		19
Houghton Mifflin Harcourt Publishing Co.	(d)	Printing & Publishing	1 mo. USD Term SOFR + 8.50%	12.22%	4/8/30		4		2		3

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Iron Oak Energy Solutions LLC	(d)(t)(u)	Oil Field Equipment & Services	3 mo. USD Term SOFR + 5.75%	9.74%	8/8/30		$1,318		$1,281		$1,281
Ivanti Software, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 4.75%	8.64%	6/1/29		576		488		481
Ivanti Software, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 5.75%	9.64%	6/1/29		1,177		1,217		1,218
Jennmar Inter III LLC	(d)	Diversified Capital Goods	3 mo. USD Term SOFR + 5.00%	8.73%	12/16/30		2,100		2,069		2,090
LBM Acquisition LLC	(d)	Support-Services	1 mo. USD Term SOFR + 3.75%	7.58%	6/6/31		298		292		281
LHS Borrower LLC	(d)(u)	Personal & Household Products	1 mo. USD Term SOFR + 5.25%	8.97%	9/4/31		3,385		3,337		3,337
LHS Borrower LLC	(d)(t)(u)	Personal & Household Products	1 mo. USD Term SOFR + 5.25%	9.05%	9/4/31		33		32		32
Medline Borrower LP	(d)	Medical Products	1 mo. USD Term SOFR + 1.75%	5.47%	10/23/30		464		464		466
MEH, Inc.	(d)	Pharmaceuticals	1 mo. USD Term SOFR + 7.00%	10.72%	7/31/30		5,400		5,312		5,238
Michaels Cos., Inc.	(d)	Specialty Retail	3 mo. USD Term SOFR + 4.25%	8.18%	4/17/28		931		860		902
MSGN Holdings LP	(d)(u)	Media Content	1 mo. USD Term SOFR + 5.00%	8.82%	12/31/29		87		79		83
Naked Juice LLC	(d)	Beverage	3 mo. USD Term SOFR + 5.50%	9.17%	1/24/29		375		375		374
Naked Juice LLC	(d)	Beverage	3 mo. USD Term SOFR + 3.25%	7.02%	1/24/29		216		149		144
Newfold Digital Holdings Group, Inc.	(d)	Software/Services	3 mo. USD Term SOFR + 5.75%	9.49%	4/30/29		18		17		16
Newfold Digital Holdings Group, Inc.	(d)	Software/Services	1 mo. USD Term SOFR + 3.50%	7.38%	4/30/29		5,159		4,214		4,284
Nourish Buyer I, Inc.	(d)	Food-Wholesale	1 mo. USD Term SOFR + 4.50%	8.25%	7/9/32		299		299		301
OID-OL Intermediate I LLC	(d)	Software/Services	3 mo. USD Term SOFR + 6.00%	9.84%	2/1/29		543		561		559
OID-OL Intermediate I LLC	(d)	Software/Services	3 mo. USD Term SOFR + 4.25%	8.24%	2/1/29		65		54		54

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Olympus Water U.S. Holding Corp.	(d)	Chemicals	3 mo. EURIBOR + 3.75%	5.77%	6/20/31		€210		$247		$250
PHRG Intermediate LLC	(d)	Building Materials	3 mo. USD Term SOFR + 4.00%	7.67%	2/20/32		165		161		164
PMHC II, Inc.	(d)(u)	Chemicals	3 mo. USD Term SOFR + 4.25%	8.33%	4/23/29		1,231		1,013		965
Premium Parent LLC	(d)(u)	Health Services	3 mo. USD Term SOFR + 6.50%	10.38%	11/25/32		5,525		5,415		5,470
Premium Parent LLC	(d)(t)(u)	Health Services	3 mo. USD Term SOFR + 6.50%	10.23%	11/25/32		201		197		199
Prism Bidco, Inc.	(d)	Health Services	3 mo. USD Term SOFR + 5.00%	8.67%	10/15/32		553		526		535
Purflux Holding SARL	(d)(u)	Auto Parts & Equipment	1 mo. EURIBOR + 6.50%	8.51%	10/31/30		€3,535		3,975		4,053
Red Planet Borrower LLC	(d)	Software/Services	1 mo. USD Term SOFR + 4.00%	7.72%	9/8/32		365		363		366
Rohm Holding GmbH	(d)(h)	Chemicals	6 mo. USD Term SOFR + 5.50%, 0.25% PIK	9.70%	1/31/29		106		92		100
SCUR-Alpha 1503 GmbH	(d)	Chemicals	3 mo. USD Term SOFR + 5.50%	9.34%	3/29/30		463		435		432
Shutterfly, Inc.	(d)	Specialty Retail	3 mo. USD Term SOFR + 5.00%	8.82%	10/1/27		176		165		168
Signal Parent, Inc.	(d)	Building & Construction	3 mo. USD Term SOFR + 3.50%	7.44%	4/3/28		80		60		57
Solaris U.S. Bidco LLC	(d)	Pharmaceuticals	3 mo. USD Term SOFR + 5.25%	9.07%	11/29/30		337		332		332
SonarSource Financing LLC	(d)	Software/Services	3 mo. USD Term SOFR + 4.50%	8.17%	12/19/30		331		326		328
Sound Inpatient Physicians	(d)(h)	Health Services	3 mo. USD Term SOFR + 3.50%, 1.50% PIK	7.76%	6/28/28		328		319		322
Summit Behavioral Healthcare LLC	(d)	Health Services	3 mo. USD Term SOFR + 4.25%	8.18%	12/31/29		301		262		262
Summit Behavioral Healthcare LLC	(d)	Health Services	3 mo. USD Term SOFR + 5.75%	9.68%	12/31/29		1,277		1,307		1,314

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
SUS Intermediate Co. AB	(d)(h)(u)	Software/Services	3 mo. USD Term SOFR + 2.63%, 3.13% PIK	8.95%	12/18/31		$1,010		$1,000		$1,000
SUS Intermediate Co. AB	(d)(h)(u)	Software/Services	3 mo. USD Term SOFR + 2.63%, 3.13% PIK	7.25%	12/18/31		€2,045		2,371		2,379
Telesat LLC	(d)	Telecom-Satellite	3 mo. USD Term SOFR + 2.75%	6.83%	12/7/26		223		164		176
TransDigm, Inc.	(d)	Aerospace/Defense	1 mo. USD Term SOFR + 2.50%	6.22%	2/28/31		69		69		69
TransDigm, Inc.	(d)	Aerospace/Defense	1 mo. USD Term SOFR + 2.50%	6.22%	1/19/32		110		111		111
TransDigm, Inc.	(d)	Aerospace/Defense	1 mo. USD Term SOFR + 2.50%	6.22%	8/19/32		284		285		286
Tricentis Operations Holdings, Inc.	(d)(h)(u)	Software/Services	3 mo. USD Term SOFR + 1.38%, 4.88% PIK	10.55%	2/11/32		4,447		4,441		4,453
VCI Asset Holdings 1 LLC	(u)	Tech Hardware & Equipment	10.00%	10.00%	11/20/30		3,815		3,778		3,778
Versant Media Group, Inc.	(d)	Cable & Satellite TV	1 mo. USD Term SOFR + 3.50%	7.16%	1/30/31		235		233		235
X Corp.	(d)	Media-Diversified	3 mo. USD Term SOFR + 6.50%	10.45%	10/26/29		148		143		145
X Corp.		Media-Diversified	9.50%	9.50%	10/26/29		1,114		1,087		1,113
X.AI Corp.		Software/Services	12.50%	12.50%	6/28/30		620		630		654

Total Bank Debt									88,389		89,074

Collateralized Loan Obligations—7.5%
Basswood Park CLO Ltd., Series 2021-1A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.70%	5.58%	4/20/34		745		745		745
Battalion CLO IX Ltd., Series 2015-9A, Class CRR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.95%	5.85%	7/15/31		650		650		651
CarVal CLO II Ltd., Series 2019-1A, Class CR2	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.80%	5.68%	4/20/32		745		747		746
Contego CLO III BV, Series 3A, Class CRR	(c)(d)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.40%	4.45%	4/15/38		€505		584		594

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Contego CLO III BV, Series 3A, Class DRR	(c)(d)	Collateralized Loan Obligation	3 mo. EURIBOR + 3.30%	5.35%	4/15/38		€505		$584		$592
CVC Cordatus Opportunity Loan Fund-R DAC, Series 1X, Class CR	(d)(f)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.10%	4.16%	8/15/33		€510		584		601
GCRED BSL CLO 1, Series 2025-BSL1A, Class C	(c)(d)(i)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.70%	5.36%	1/20/34		1,020		1,020		1,020
Harbor Park CLO Ltd., Series 2018-1A, Class CR2	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.65%	5.53%	1/20/31		790		790		790
HPS Loan Management Ltd., Series 2021-16A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.80%	5.66%	1/23/35		825		826		825
Invesco CLO Ltd., Series 2021-3A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.85%	5.71%	10/22/34		750		750		751
Jamestown CLO IX Ltd., Series 2016-9A, Class BR3	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 2.00%	5.86%	7/25/34		570		570		570
KKR CLO 28 Ltd., Series 28A, Class DR2	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 3.40%	7.27%	2/9/35		520		520		520
Madison Park Euro Funding VII DAC, Series 7X, Class DR	(d)(f)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.60%	4.65%	5/25/31		€480		556		562
Madison Park Euro Funding XIII DAC, Series 13X, Class CR	(d)(f)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.37%	4.40%	1/15/32		€355		416		417
Magnetite XIX Ltd., Series 2017-19A, Class CRR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.75%	5.63%	4/17/34		555		557		556
Magnetite XXXI Ltd., Series 2021-31A, Class DR	(c)(d)(i)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 2.35%	6.02%	7/15/34		345		345		345
Northwoods Capital 25 Ltd., Series 2021-25A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.90%	5.78%	7/20/34		750		750		750
Northwoods Capital 27 Ltd., Series 2021-27A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 2.00%	5.88%	10/17/34		570		570		572

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
OCP CLO Ltd., Series 2021-23A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.70%	5.58%	1/17/37		$585		$587		$585
Palmer Square European Loan Funding DAC, Series 2024-1X, Class CR	(d)(f)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.05%	4.11%	8/15/33		€675		773		795
Palmer Square European Loan Funding DAC, Series 2025-2X, Class C	(d)(f)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.50%	4.56%	2/15/35		€505		588		594
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class BR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.60%	5.37%	7/15/34		325		325		325
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.75%	5.52%	7/15/34		405		405		405
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class DR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 3.35%	7.12%	7/15/34		405		405		405
Providus CLO V DAC, Series 5A, Class DR	(c)(d)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.90%	4.98%	11/15/39		€450		523		529
Regatta XVI Funding Ltd., Series 2019-2A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.90%	5.80%	1/15/33		780		782		780
Toro European CLO 7 DAC, Series 7A, Class CR	(c)(d)	Collateralized Loan Obligation	3 mo. EURIBOR + 2.50%	4.56%	2/15/34		€250		291		294
Whitebox CLO I Ltd., Series 2019-1A, Class CR3	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 1.70%	5.54%	1/24/37		415		415		415
Whitebox CLO I Ltd., Series 2019-1A, Class D2R3	(c)(d)	Collateralized Loan Obligation	3 mo. USD Term SOFR + 3.75%	7.59%	1/24/37		415		415		415

Total Collateralized Loan Obligations									17,073		17,149

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)

Commercial Mortgage Backed Securities—1.1%
BFLD Commercial Mortgage Trust, Series 2025-660F, Class E	(c)(d)	Commercial Mortgage Backed Security	1 mo. USD Term SOFR + 3.60%	7.35%	11/15/42		$100		$100		$101
BHMS Commercial Mortgage Trust, Series 2025-ATLS, Class C	(c)(d)	Commercial Mortgage Backed Security	1 mo. USD Term SOFR + 3.30%	7.05%	8/15/42		100		100		100
Durst Commercial Mortgage Trust, Series 2025-151, Class D	(c)(d)	Commercial Mortgage Backed Security	6.79%	6.79%	8/10/42		190		190		196
Extended Stay America Trust, Series 2025-ESH, Class E	(c)(d)	Commercial Mortgage Backed Security	1 mo. USD Term SOFR + 3.35%	7.10%	10/15/42		100		100		101
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2025-MN10, Class M2	(c)(d)	Commercial Mortgage Backed Security	30 day USD SOFR Average + 2.85%	6.72%	2/25/45		360		360		356
Finance Ireland Agri Funding DAC	(d)(e)(u)	Commercial Mortgage Backed Security	1 mo. EURIBOR + 6.10%	7.97%	7/14/28		€1,128		1,288		1,330
LQR Trust, Series 2025-CALI, Class D	(d)	Commercial Mortgage Backed Security	1 mo. USD Term SOFR + 3.00%	6.73%	1/15/43		30		30		30
MAD Commercial Mortgage Trust, Series 2025-11MD, Class E	(c)(d)	Commercial Mortgage Backed Security	7.33%	7.33%	10/15/42		120		120		119
NYC Trust, Series 2025-77C, Class E	(c)(d)	Commercial Mortgage Backed Security	6.26%	6.26%	1/10/36		130		130		131

Total Commercial Mortgage Backed Securities									2,418		2,464

Corporate Bond Obligations—27.5%
1011778 BC ULC	(c)	Restaurants	4.00%	4.00%	10/15/30		465		438		443
Adler Pelzer Holding GmbH	(f)	Auto Parts & Equipment	9.50%	9.50%	4/1/27		€340		384		377

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Albertsons Cos., Inc.	(c)	Food & Drug Retailers	5.75%	5.75%	3/31/34		$88		$88		$88
Albertsons Cos., Inc.	(c)	Food & Drug Retailers	6.25%	6.25%	3/15/33		336		346		345
Alexandrite Monnet U.K. Holdco PLC	(f)	RealEstate Dev & Mgt	10.50%	10.50%	5/15/29		€995		1,245		1,260
Alliant Holdings Intermediate LLC	(c)	Insurance Brokerage	6.50%	6.50%	10/1/31		250		255		258
Ally Financial, Inc., Series C	(j)(k)	Banking	4.70%	4.70%	5/15/28		270		253		257
Altice Financing SA	(c)	Telecom-Wireline Integrated & Services	5.75%	5.75%	8/15/29		497		372		345
AMC Entertainment Holdings, Inc.	(c)	Theaters & Entertainment	7.50%	7.50%	2/15/29		192		168		168
AMC Networks, Inc.	(c)	Media Content	10.25%	10.25%	1/15/29		290		301		304
AMC Networks, Inc.	(c)	Media Content	10.50%	10.50%	7/15/32		85		92		94
Antero Midstream Partners LP	(c)	Gas Distribution	6.63%	6.63%	2/1/32		420		435		435
Anywhere Intermediate Holdings LLC	(c)	RealEstate Dev & Mgt	5.25%	5.25%	4/15/30		247		228		230
Archrock, Inc.	(c)	Oil Field Equipment & Services	6.63%	6.63%	9/1/32		172		175		177
Aretec Group, Inc.	(c)	Brokerage	7.50%	7.50%	4/1/29		120		120		121
Asurion LLC & Asurion Co-Issuer, Inc.	(c)	Property & Casualty Insurance	8.00%	8.00%	12/31/32		130		130		135
Baldwin Insurance Group Holdings LLC	(c)	Insurance Brokerage	7.13%	7.13%	5/15/31		165		171		171
Bank of America Corp., Series L		Banking	4.18%	4.18%	11/25/27		1,586		1,588		1,590
Barclays PLC	(j)(k)	Banking	9.25%	9.25%	9/15/28		£400		568		581
Bausch Health Cos., Inc.	(c)	Pharmaceuticals	5.00%	5.00%	1/30/28		28		24		25
Bausch Health Cos., Inc.	(c)	Pharmaceuticals	5.25%	5.25%	1/30/30		348		228		244
Bausch Health Cos., Inc.	(c)	Pharmaceuticals	6.25%	6.25%	2/15/29		142		106		114
Bausch Health Cos., Inc.	(c)	Pharmaceuticals	7.25%	7.25%	5/30/29		410		313		330
Bausch Health Cos., Inc.	(c)	Pharmaceuticals	14.00%	14.00%	10/15/30		5		4		5
BellRing Brands, Inc.	(c)	Food-Wholesale	7.00%	7.00%	3/15/30		375		387		388
Blue Racer Midstream LLC	(c)	Gas Distribution	7.00%	7.00%	7/15/29		30		31		31

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Blue Racer Midstream LLC	(c)	Gas Distribution	7.25%	7.25%	7/15/32		$165		$173		$175
Bombardier, Inc.	(c)	Aerospace/Defense	7.00%	7.00%	6/1/32		420		437		444
Borr IHC Ltd.	(c)	Oil Field Equipment & Services	10.00%	10.00%	11/15/28		17		16		17
Borr IHC Ltd.	(c)	Oil Field Equipment & Services	10.38%	10.38%	11/15/30		465		447		462
Boyd Gaming Corp.	(c)	Gaming	4.75%	4.75%	6/15/31		175		169		171
Builders FirstSource, Inc.	(c)	Building Materials	6.38%	6.38%	6/15/32		402		413		417
Cable One, Inc.	(c)	Telecom-Wireline Integrated & Services	4.00%	4.00%	11/15/30		255		205		197
CACI International, Inc.	(c)	Aerospace/Defense	6.38%	6.38%	6/15/33		131		135		136
Calpine Corp.	(c)	Electric-Generation	5.00%	5.00%	2/1/31		170		169		173
Carnival Corp.	(c)	Recreation & Travel	4.00%	4.00%	8/1/28		367		362		362
Carnival Corp.	(c)	Recreation & Travel	6.13%	6.13%	2/15/33		178		183		184
Carvana Co.	(c)	Specialty Retail	9.00%	9.00%	6/1/31		927		1,055		1,045
CCO Holdings LLC	(c)	Cable & Satellite TV	4.25%	4.25%	1/15/34		238		208		202
CCO Holdings LLC	(c)	Cable & Satellite TV	5.38%	5.38%	6/1/29		166		165		164
Charter Communications Operating LLC		Cable & Satellite TV	5.38%	5.38%	4/1/38		80		74		74
CHC Group LLC	(c)	Support-Services	11.75%	11.75%	9/1/30		61		60		57
Chord Energy Corp.	(c)	Energy-Exploration & Production	6.00%	6.00%	10/1/30		91		91		92
Chord Energy Corp.	(c)	Energy-Exploration & Production	6.75%	6.75%	3/15/33		300		307		310
Cinemark USA, Inc.	(c)	Theaters & Entertainment	7.00%	7.00%	8/1/32		431		445		447
Cloud Software Group, Inc.	(c)	Software/Services	6.63%	6.63%	8/15/33		558		561		553
Cloud Software Group, Inc.	(c)	Software/Services	9.00%	9.00%	9/30/29		626		647		652
CS Treasury Management Services P Ltd.	(f)(k)(l)	Banking	9.00%	9.00%	6/5/26		111		100		106
CSC Holdings LLC	(c)	Cable & Satellite TV	3.38%	3.38%	2/15/31		93		52		56
CSC Holdings LLC	(c)	Cable & Satellite TV	4.13%	4.13%	12/1/30		236		154		145
CSC Holdings LLC	(c)	Cable & Satellite TV	4.50%	4.50%	11/15/31		553		363		337
CSC Holdings LLC	(c)	Cable & Satellite TV	6.50%	6.50%	2/1/29		200		170		133
CSC Holdings LLC	(c)	Cable & Satellite TV	11.75%	11.75%	1/31/29		218		185		162

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Dealer Tire LLC	(c)	Auto Parts & Equipment	8.00%	8.00%	2/1/28		$250		$244		$250
Dell Technologies, Inc.		Tech Hardware & Equipment	4.90%	4.90%	10/1/26		268		269		269
Dell Technologies, Inc.		Tech Hardware & Equipment	6.02%	6.02%	6/15/26		523		525		525
Deutsche Bank AG	(f)(j)(k)	Banking	7.38%	7.38%	10/30/31		€200		248		253
Deutsche Bank AG	(f)(j)(k)	Banking	8.13%	8.13%	10/30/29		€400		495		510
Directv Financing LLC	(c)	Cable & Satellite TV	8.88%	8.88%	2/1/30		114		112		116
Directv Financing LLC	(c)	Cable & Satellite TV	10.00%	10.00%	2/15/31		1,054		1,026		1,077
DISH DBS Corp.		Cable & Satellite TV	5.13%	5.13%	6/1/29		464		365		412
DISH DBS Corp.	(c)	Cable & Satellite TV	5.25%	5.25%	12/1/26		830		807		809
DISH DBS Corp.		Cable & Satellite TV	7.38%	7.38%	7/1/28		571		472		552
DISH DBS Corp.		Cable & Satellite TV	7.75%	7.75%	7/1/26		126		124		124
Diversified Healthcare Trust		REITs	4.38%	4.38%	3/1/31		248		212		218
Diversified Healthcare Trust	(c)	REITs	7.25%	7.25%	10/15/30		371		375		379
DT Midstream, Inc.	(c)	Gas Distribution	4.13%	4.13%	6/15/29		125		122		123
DT Midstream, Inc.	(c)	Gas Distribution	4.38%	4.38%	6/15/31		190		184		186
EchoStar Corp.		Telecom-Satellite	10.75%	10.75%	11/30/29		224		240		248
Elastic NV	(c)	Software/Services	4.13%	4.13%	7/15/29		150		143		145
Emrld Borrower LP	(f)	Machinery	6.38%	6.38%	12/15/30		€110		133		135
Emrld Borrower LP	(c)	Machinery	6.63%	6.63%	12/15/30		80		81		83
Endo LP	(c)	Pharmaceuticals	8.50%	8.50%	4/15/31		120		125		127
Energizer Holdings, Inc.	(c)	Personal & Household Products	6.00%	6.00%	9/15/33		171		171		164
EW Scripps Co.	(c)	Cable & Satellite TV	3.88%	3.88%	1/15/29		106		95		98
Ford Motor Credit Co. LLC		Auto Loans	3.63%	3.63%	6/17/31		87		80		80
Ford Motor Credit Co. LLC		Auto Loans	4.00%	4.00%	11/13/30		50		47		47
Ford Motor Credit Co. LLC		Auto Loans	4.39%	4.39%	1/8/26		534		534		534
Ford Motor Credit Co. LLC		Auto Loans	5.11%	5.11%	5/3/29		30		30		30
Ford Motor Credit Co. LLC		Auto Loans	6.95%	6.95%	3/6/26		94		94		94
Ford Motor Credit Co. LLC		Auto Loans	6.95%	6.95%	6/10/26		158		159		159

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Ford Motor Credit Co. LLC		Auto Loans	7.35%	7.35%	3/6/30		$160		$171		$172
Freedom Funding Center LLC	(c)	Banking	12.00%	12.00%	10/1/32		222		222		237
Freedom Mortgage Holdings LLC	(c)	Cons/Comm/Lease Financing	6.88%	6.88%	5/1/31		215		215		215
Frontier Communications Holdings LLC	(c)	Telecom-Wireline Integrated & Services	8.63%	8.63%	3/15/31		1,050		1,103		1,105
Garrett Motion Holdings, Inc.	(c)	Auto Parts & Equipment	7.75%	7.75%	5/31/32		160		167		170
Genmab AS/Genmab Finance LLC	(c)	Pharmaceuticals	6.25%	6.25%	12/15/32		103		103		106
Global Auto Holdings PLC	(c)	Specialty Retail	8.38%	8.38%	1/15/29		130		125		128
Global Auto Holdings PLC	(c)	Specialty Retail	8.75%	8.75%	1/15/32		839		771		806
Global Medical Response, Inc.	(c)	Health Services	7.38%	7.38%	10/1/32		123		123		128
GoTo Group, Inc.	(c)	Software/Services	5.50%	5.50%	5/1/28		2,044		1,716		1,717
GoTo Group, Inc.	(c)	Software/Services	5.50%	5.50%	5/1/28		171		62		64
GrafTech Global Enterprises, Inc.	(c)	Diversified Capital Goods	9.88%	9.88%	12/23/29		89		78		77
GrafTech International Ltd.	(c)	Diversified Capital Goods	4.63%	4.63%	12/23/29		164		121		122
Grifols SA	(f)	Pharmaceuticals	7.13%	7.13%	5/1/30		€135		163		166
Grifols SA	(f)	Pharmaceuticals	7.50%	7.50%	5/1/30		€300		363		370
Helix Energy Solutions Group, Inc.	(c)	Oil Field Equipment & Services	9.75%	9.75%	3/1/29		234		246		246
Hess Midstream Operations LP	(c)	Gas Distribution	4.25%	4.25%	2/15/30		435		424		425
Hilton Worldwide Holdings, Inc.	(c)	Hotels	5.50%	5.50%	3/31/34		107		107		108
Hilton Worldwide Holdings, Inc.	(c)	Hotels	6.13%	6.13%	4/1/32		228		234		236
Howard Midstream Energy Partners LLC	(c)	Gas Distribution	6.63%	6.63%	1/15/34		134		134		138
Howard Midstream Energy Partners LLC	(c)	Gas Distribution	7.38%	7.38%	7/15/32		223		229		235

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Hudson Pacific Properties, Inc.		REITs	3.25%	3.25%	1/15/30		$1,750		$1,470		$1,477
Hudson Pacific Properties, Inc.		REITs	4.65%	4.65%	4/1/29		104		94		96
Hudson Pacific Properties, Inc.		REITs	5.95%	5.95%	2/15/28		195		192		192
Intesa Sanpaolo SpA	(c)(j)	Banking	4.20%	4.20%	6/1/32		200		185		191
Intesa Sanpaolo SpA	(c)	Banking	5.71%	5.71%	1/15/26		430		430		430
Jerrold Finco PLC	(f)	Cons/Comm/Lease Financing	7.50%	7.50%	6/15/31		£135		183		186
LBM Acquisition LLC	(c)	Support-Services	9.50%	9.50%	6/15/31		252		263		263
LCPR Senior Secured Financing DAC	(c)	Telecom-Wireline Integrated & Services	5.13%	5.13%	7/15/29		335		226		208
Liberty Mutual Holding Co, Inc.	(c)	Property & Casualty Insurance	4.30%	4.30%	2/1/61		680		429		452
Lightning Power LLC	(c)	Electric-Generation	7.25%	7.25%	8/15/32		358		376		381
Lithia Motors, Inc.	(c)	Specialty Retail	4.38%	4.38%	1/15/31		235		223		226
Live Nation Entertainment, Inc.	(c)	Theaters & Entertainment	6.50%	6.50%	5/15/27		731		736		738
Lloyds Banking Group PLC	(j)(k)	Banking	8.50%	8.50%	3/27/28		£200		280		285
Lummus Technology Holdings V LLC	(c)	Chemicals	9.00%	9.00%	7/1/28		128		128		128
Luna 1.5 SARL	(c)	Environmental	10.50%	10.50%	7/1/32		€100		116		122
Luna 1.5 SARL	(c)	Environmental	12.00%	12.00%	7/1/32		93		93		97
Macy’s, Inc.	(c)	Department Stores	6.70%	6.70%	7/15/34		105		92		101
Macy’s, Inc.	(c)	Department Stores	7.38%	7.38%	8/1/33		172		180		182
Matador Resources Co.	(c)	Energy-Exploration & Production	6.25%	6.25%	4/15/33		235		236		235
Matador Resources Co.	(c)	Energy-Exploration & Production	6.50%	6.50%	4/15/32		260		263		264
Medical Properties Trust, Inc.		REITs	0.99%	0.99%	10/15/26		€265		294		297
Medical Properties Trust, Inc.		REITs	3.50%	3.50%	3/15/31		4,502		3,177		3,273
Medical Properties Trust, Inc.		REITs	3.69%	3.69%	6/5/28		£200		220		229
Medical Properties Trust, Inc.		REITs	4.63%	4.63%	8/1/29		365		287		306

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Medical Properties Trust, Inc.		REITs	5.00%	5.00%	10/15/27		$425		$399		$410
Medical Properties Trust, Inc.	(c)	REITs	8.50%	8.50%	2/15/32		664		684		709
Medline Borrower LP	(c)	Medical Products	5.25%	5.25%	10/1/29		250		249		251
MGM Resorts International		Gaming	4.63%	4.63%	9/1/26		336		336		336
MGM Resorts International		Gaming	6.50%	6.50%	4/15/32		310		318		319
Michaels Cos., Inc.	(c)	Specialty Retail	7.88%	7.88%	5/1/29		15		10		14
Mineral Resources Ltd.	(c)	Metals/Mining Excluding Steel	7.00%	7.00%	4/1/31		88		88		92
Mineral Resources Ltd.	(c)	Metals/Mining Excluding Steel	8.50%	8.50%	5/1/30		450		463		468
MPLX LP		Gas Distribution	5.40%	5.40%	9/15/35		128		126		129
NCL Corp. Ltd.	(c)	Recreation & Travel	6.25%	6.25%	3/1/30		70		71		71
NCL Corp. Ltd.	(c)	Recreation & Travel	6.75%	6.75%	2/1/32		310		316		317
New World Development Co Ltd.	(f)	RealEstate Dev & Mgt	4.75%	4.75%	1/23/27		200		178		180
Newfold Digital Holdings Group, Inc.	(c)	Software/Services	11.75%	11.75%	4/30/29		39		27		27
Nidda Healthcare Holding GmbH	(f)	Pharmaceuticals	5.63%	5.63%	2/21/30		€160		191		193
Nidda Healthcare Holding GmbH	(f)	Pharmaceuticals	7.00%	7.00%	2/21/30		€100		121		122
Nissan Motor Co. Ltd.	(c)	Auto Loans	7.75%	7.75%	7/17/32		230		233		244
Nokia OYJ		Tech Hardware & Equipment	6.63%	6.63%	5/15/39		225		233		241
Nordstrom, Inc.		Department Stores	5.00%	5.00%	1/15/44		339		227		254
NRG Energy, Inc.	(c)	Electric-Generation	3.63%	3.63%	2/15/31		140		130		131
NRG Energy, Inc.	(c)	Electric-Generation	3.88%	3.88%	2/15/32		265		245		247
Occidental Petroleum Corp.		Energy-Exploration & Production	6.45%	6.45%	9/15/36		74		76		79
Occidental Petroleum Corp.		Energy-Exploration & Production	6.60%	6.60%	3/15/46		360		358		372
Olympus Water U.S. Holding Corp.	(f)	Chemicals	5.38%	5.38%	10/1/29		€535		589		582
Olympus Water U.S. Holding Corp.	(c)	Chemicals	6.13%	6.13%	2/15/33		€100		117		116

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Olympus Water U.S. Holding Corp.	(c)	Chemicals	7.25%	7.25%	2/15/33		$100		$100		$101
ONEOK, Inc.		Gas Distribution	5.45%	5.45%	6/1/47		170		152		156
ONEOK, Inc.		Gas Distribution	5.60%	5.60%	4/1/44		100		92		94
OPAG Barbados Ltd.	(f)	Oil Refining & Marketing	5.00%	5.00%	10/15/28		€120		81		80
OPAG Barbados Ltd.	(c)	Oil Refining & Marketing	5.63%	5.63%	10/15/28		166		140		108
OPAG Barbados Ltd.	(c)	Oil Refining & Marketing	12.00%	12.00%	2/15/31		173		143		122
Organon & Co.	(c)	Pharmaceuticals	7.88%	7.88%	5/15/34		187		149		152
Outfront Media, Inc.	(c)	REITs	4.63%	4.63%	3/15/30		126		122		123
Penn Entertainment, Inc.	(c)	Gaming	4.13%	4.13%	7/1/29		284		263		263
PennyMac Financial Services, Inc.	(c)	Cons/Comm/Lease Financing	6.75%	6.75%	2/15/34		144		144		149
Permian Resources Corp.	(c)	Energy-Exploration & Production	6.25%	6.25%	2/1/33		408		413		419
PFGC, Inc.	(c)	Food-Wholesale	6.13%	6.13%	9/15/32		170		175		175
Post Holdings, Inc.	(c)	Food-Wholesale	6.38%	6.38%	3/1/33		145		145		146
Post Holdings, Inc.	(c)	Food-Wholesale	6.50%	6.50%	3/15/36		268		268		268
Qnity Electronics, Inc.	(c)	Electronics	6.25%	6.25%	8/15/33		99		99		103
QVC, Inc.		Specialty Retail	5.45%	5.45%	8/15/34		112		52		46
QVC, Inc.		Specialty Retail	5.95%	5.95%	3/15/43		120		57		49
QVC, Inc.	(c)	Specialty Retail	6.88%	6.88%	4/15/29		211		99		91
RingCentral, Inc.	(c)	Software/Services	8.50%	8.50%	8/15/30		160		170		170
Rithm Capital Corp.	(c)	REITs	8.00%	8.00%	4/1/29		240		244		246
Rithm Capital Corp.	(c)	REITs	8.00%	8.00%	7/15/30		145		148		148
Rocket Cos., Inc.	(c)	Investments & Misc Financial Services	6.38%	6.38%	8/1/33		468		486		488
Royal Caribbean Cruises Ltd.	(c)	Recreation & Travel	6.00%	6.00%	2/1/33		295		302		303
Seadrill Ltd.	(c)	Oil Field Equipment & Services	8.38%	8.38%	8/1/30		149		152		155
Seagate Technology Holdings PLC	(c)	Tech Hardware & Equipment	4.09%	4.09%	6/1/29		180		172		176
Sinclair Broadcast Group LLC	(c)	Media Content	8.13%	8.13%	2/15/33		107		110		112
Sirius XM Radio LLC	(c)	Media Content	3.88%	3.88%	9/1/31		190		174		175
SoftBank Group Corp.	(f)	Investments & Misc Financial Services	7.25%	7.25%	7/10/32		225		229		228

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Sprint Communications LLC		Telecom-Wireless	6.88%	6.88%	11/15/28		$962		$1,033		$1,032
Standard Building Solutions, Inc.	(c)	Building Materials	6.25%	6.25%	8/1/33		208		212		212
Standard Building Solutions, Inc.	(c)	Building Materials	6.50%	6.50%	8/15/32		104		107		107
Talen Energy Supply LLC	(c)	Electric-Integrated	8.63%	8.63%	6/1/30		165		174		175
Tenet Healthcare Corp.	(c)	Health Facilities	4.63%	4.63%	6/15/28		78		78		78
Tenet Healthcare Corp.		Health Facilities	5.13%	5.13%	11/1/27		615		614		616
Tenet Healthcare Corp.		Health Facilities	6.13%	6.13%	6/15/30		60		61		61
Tenet Healthcare Corp.		Health Facilities	6.75%	6.75%	5/15/31		70		72		73
Teva Pharmaceutical Industries Ltd.		Pharmaceuticals	3.15%	3.15%	10/1/26		1,195		1,181		1,181
Thames Water Utilities Holdings Ltd., Series 4A	(f)	Non-Electric Utilities	5.13%	5.13%	9/28/39		£50		48		48
Thames Water Utilities Holdings Ltd.	(f)	Non-Electric Utilities	7.13%	7.13%	4/30/33		£100		96		98
TransDigm Group, Inc.	(c)	Aerospace/Defense	6.00%	6.00%	1/15/33		150		151		154
TransDigm Group, Inc.	(c)	Aerospace/Defense	6.63%	6.63%	3/1/32		470		484		489
Transocean Ltd.	(c)	Oil Field Equipment & Services	7.88%	7.88%	10/15/32		239		241		250
Travel & Leisure Co.	(c)	Hotels	6.13%	6.13%	9/1/33		131		133		133
United Parks & Resorts, Inc.	(c)	Recreation & Travel	5.25%	5.25%	8/15/29		662		635		644
Urban One, Inc.	(c)(u)	Media-Diversified	7.63%	7.63%	4/1/31		19		12		10
Venture Global Calcasieu Pass LLC	(c)	Gas Distribution	3.88%	3.88%	11/1/33		93		82		80
Venture Global Calcasieu Pass LLC	(c)	Gas Distribution	4.13%	4.13%	8/15/31		89		82		81
Venture Global Plaquemines LNG LLC	(c)	Gas Distribution	6.50%	6.50%	6/15/34		325		325		332
Venture Global Plaquemines LNG LLC	(c)	Gas Distribution	6.75%	6.75%	1/15/36		239		250		245
Venture Global Plaquemines LNG LLC	(c)	Gas Distribution	7.50%	7.50%	5/1/33		32		34		35
Venture Global Plaquemines LNG LLC	(c)	Gas Distribution	7.75%	7.75%	5/1/35		78		85		85

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)
Veritiv Operating Co.	(c)	Packaging	10.50%	10.50%	11/30/30		$205		$220		$220
Versant Media Group, Inc.	(c)	Cable & Satellite TV	7.25%	7.25%	1/30/31		146		146		151
Viatris, Inc.		Pharmaceuticals	3.85%	3.85%	6/22/40		72		55		55
Viatris, Inc.		Pharmaceuticals	4.00%	4.00%	6/22/50		275		180		183
Vibrantz Technologies, Inc.	(c)(u)	Chemicals	9.00%	9.00%	2/15/30		564		380		321
Viking Holdings Ltd.	(c)	Recreation & Travel	5.00%	5.00%	2/15/28		245		244		245
Viking Holdings Ltd.	(c)	Recreation & Travel	5.88%	5.88%	10/15/33		191		192		194
Viking Holdings Ltd.	(c)	Recreation & Travel	9.13%	9.13%	7/15/31		773		823		828
Warner Bros Discovery, Inc.		Media Content	3.76%	3.76%	3/15/27		931		921		925
Warner Bros Discovery, Inc.		Media Content	4.28%	4.28%	3/15/32		166		140		146
Warner Bros Discovery, Inc.		Media Content	4.69%	4.69%	5/17/33		€100		114		110
Warner Bros Discovery, Inc.		Media Content	5.05%	5.05%	3/15/42		80		53		56
Wildfire Intermediate Holdings LLC	(c)	Energy-Exploration & Production	7.50%	7.50%	10/15/29		423		424		427
X.AI LLC		Software/Services	12.50%	12.50%	6/30/30		607		613		646
XPO, Inc.	(c)	Transport Infrastructure/Services	7.13%	7.13%	2/1/32		120		126		126
Yum! Brands, Inc.		Restaurants	3.63%	3.63%	3/15/31		244		228		231
Zoominfo Midco LLC	(c)	Software/Services	3.88%	3.88%	2/1/29		180		170		170

Total Corporate Bond Obligations									62,243		62,869

Government Bonds—0.5%
Brazil Notas do Tesouro Nacional	(m)	Sovereign	6.00%	6.00%	8/15/30		R$ 14		102		110
Brazil Notas do Tesouro Nacional	(m)	Sovereign	6.00%	6.00%	5/15/35		R$ 38		287		288
Provincia de Buenos Aires	(f)(l)	Sovereign	6.63%	6.63%	9/1/37		306		194		234
Turkiye Government Bonds		Sovereign	32.60%	32.60%	2/10/27		TRY 4,920		112		113
Turkiye Government Bonds		Sovereign	36.00%	36.00%	8/12/26		TRY 5,325		127		125
U.S. Treasury Bonds		Sovereign	4.75%	4.75%	5/15/55		89		90		87
U.S. Treasury Bonds		Sovereign	4.88%	4.88%	8/15/45		71		73		72

Total Government Bonds									985		1,029

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$		$		$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)		Cost		Fair Value(b)

Municipal Bonds—0.3%
Puerto Rico Electric Power Authority, Series 2010-EEE	(n)	Municipal	6.05%	6.05%	7/1/32		$800		$437		$534
Puerto Rico Industrial Development Co., Series 2023	(l)	Municipal	7.00%	7.00%	1/1/54		90		84		86

Total Municipal Bonds									521		620

Residential Mortgage Backed Securities—2.0%
Braccan Mortgage Funding PLC, Series 2025-2X, Class X	(d)(f)	Residential Mortgage Backed Security	1 day GBP SONIA + 3.22%	7.19%	1/17/68		£100		132		135
Citigroup Mortgage Loan Trust, Series 2025-LTV1, Class B1	(c)(d)	Residential Mortgage Backed Security	6.96%	6.96%	12/25/55		100		100		100
EFMT, Series 2025-NQM3, Class M1B	(c)(d)	Residential Mortgage Backed Security	6.45%	6.45%	8/25/70		480		480		484
JP Morgan Mortgage Trust, Series 2025-NQM3, Class M1A	(c)(d)	Residential Mortgage Backed Security	5.97%	5.97%	11/25/65		460		460		465
JP Morgan Mortgage Trust, Series 2025-NQM4, Class B1	(c)(d)	Residential Mortgage Backed Security	6.69%	6.69%	3/25/66		170		170		170
JP Morgan Mortgage Trust, Series 2025-VIS3, Class B1	(c)(d)	Residential Mortgage Backed Security	6.76%	6.76%	2/25/66		35		35		35
JP Morgan Mortgage Trust, Series 2025-VIS3, Class B2	(c)(d)	Residential Mortgage Backed Security	7.24%	7.24%	2/25/66		25		24		25
Oceanview Mortgage Trust, Series 2025-4, Class B4	(c)(d)	Residential Mortgage Backed Security	7.30%	7.30%	12/25/55		100		100		99
PRPM LLC, Series 2025-RCF4, Class M1A	(c)	Residential Mortgage Backed Security	4.50%	4.50%	8/25/55		100		94		96

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$	$	$
Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Principal Amount(a)	Cost	Fair Value(b)
PRPM LLC, Series 2025-RCF5, Class M2	(c)	Residential Mortgage Backed Security	5.50%	5.50%	10/25/55	$100	$95	$95
Santander Mortgage Asset Receivable Trust, Series 2025-NQM4, Class M1	(c)(d)	Residential Mortgage Backed Security	6.08%	6.08%	7/25/65	480	480	483
Verus Securitization Trust, Series 2025-8, Class B1	(c)	Residential Mortgage Backed Security	6.48%	6.48%	9/25/70	740	740	743
Verus Securitization Trust, Series 2024-7, Class B1	(c)(d)	Residential Mortgage Backed Security	6.50%	6.50%	9/25/69	380	380	383
Verus Securitization Trust, Series 2025-7, Class B1	(c)(d)	Residential Mortgage Backed Security	6.62%	6.62%	8/25/70	750	750	753
Verus Securitization Trust, Series 2025-5, Class B1	(c)(d)	Residential Mortgage Backed Security	7.06%	7.06%	6/25/70	460	464	466
Verus Securitization Trust, Series 2024-8, Class B2	(c)(d)	Residential Mortgage Backed Security	7.60%	7.60%	10/25/69	100	101	100

Total Residential Mortgage Backed Securities							4,605	4,632

Investments	Footnotes	Industry				Number of Shares	Cost	Fair Value(b)

Common Stock—2.2%
ABN AMRO Bank NV Dutch Certificate	(c)	Banking				4,029	$111	$141
Ally Financial, Inc.		Banking				2,919	118	132
Ardent Health, Inc.	(o)	Health Facilities				6,037	56	53
Barclays PLC		Banking				27,751	139	178
Bausch & Lomb Corp.	(o)	Medical Products				7,587	106	130
Bausch Health Cos., Inc.	(o)	Pharmaceuticals				52,520	320	365
BAWAG Group AG	(c)	Banking				1,132	145	172
Cable One, Inc.		Telecom-Wireline Integrated & Services				544	78	61
Capital One Financial Corp.		Cons/Comm/Lease Financing				616	127	149
Cineworld Group PLC	(o)	Theaters & Entertainment				20,483	442	395
Comcast Corp. Class A		Cable & Satellite TV				19,567	564	585

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

			$		$		$
Investments	Footnotes	Industry	Number of Shares		Cost		Fair Value(b)
Elastic NV	(o)	Software/Services		1,707		$138		$129
Energy Transfer LP		Gas Distribution		6,538		115		108
Fortune Brands Innovations, Inc.		Building Materials		2,635		137		132
Gulfport Energy Corp.	(o)	Energy-Exploration & Production		405		74		84
Indivior PLC	(o)	Pharmaceuticals		2,908		47		104
Jazz Pharmaceuticals PLC	(o)	Pharmaceuticals		1,212		132		206
MGM Resorts International	(o)	Gaming		8,607		292		314
MPLX LP		Gas Distribution		3,071		155		164
Norwegian Cruise Line Holdings Ltd.	(o)	Recreation & Travel		11,033		248		246
Ovintiv, Inc.		Energy-Exploration & Production		4,824		186		189
Owens Corning		Building Materials		1,370		144		153
Prosus NV		Advertising		947		54		59
Resideo Technologies, Inc.	(o)	Building Materials		3,555		110		125
Smartstop Self Storage REIT, Inc.		REITs		2,166		79		67
Solstice Advanced Materials, Inc.	(o)	Electronics		2,525		117		123
TIM SA ADR		Telecom-Wireline Integrated & Services		3,379		63		66
United Parks & Resorts, Inc.	(o)	Recreation & Travel		6,356		262		231
Vodafone Group PLC		Telecom-Wireless		160,632		177		214

Total Common Stock						4,736		5,075

Exchange-Traded Funds—0.5%
iShares Core S&P 500 ETF		Exchange-Traded Funds		1,648		1,134		1,129

Total Exchange-Traded Funds						1,134		1,129

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

						$	$	$
Investments	Footnotes	Industry		Yield Rate		Number of Shares	Cost	Fair Value(b)

Preferred Stock—0.0%
Strategy, Inc.	(k)	Software/Services		10.00%		627	$41	$48

Total Preferred Stock							41	48

Investments	Footnotes	Industry				Number of Shares	Cost	Fair Value(b)

Private Equity—0.9%
Mallinckrodt PLC	(o)	Pharmaceuticals				11,231	$883	$1,005
Par Health, Inc.	(o)	Pharmaceuticals				18,159	186	173
SPN Solutions, Inc.	(o)(u)	Oil Field Equipment & Services				11,827	699	974

Total Private Equity							1,768	2,152

Investments	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date		Cost	Fair Value(b)

Special Purpose Vehicle—6.3%
1578 Lexington Pref Investor LLC	(h)(t)(u)	RealEstate Dev & Mgt	14.00% PIK	14.00%	9/9/2028		$1,191	$1,192
GoldenTree Premier Co- Investor LLC	(u)	Health Services					124	126
GT Boots Preferred Investor LLC	(h)(u)	Food & Drug Retailers	15.00% PIK	15.00%	8/19/50		8,096	9,528
GT Boots Warrant Investor LLC	(o)(u)	Food & Drug Retailers			8/15/50		—	1,397
GTAM Onshore Blocker 4 LLC	(u)	Tech Hardware & Equipment					305	305
One WHARF Mezz, LP	(d)(t)(u)	RealEstate Dev & Mgt	1 mo. USD Term SOFR + 8.65%	11.35%	6/15/29		115	115
PR Rail Preferred Investor LP	(u)	RealEstate Dev & Mgt	14.00%	14.00%	3/31/30		1,493	1,493
Sage Intracoastal Lender LP	(d)(t)(u)	RealEstate Dev & Mgt	1 mo. USD Term SOFR + 5.75%	9.28%	1/10/2029		121	121

Total Special Purpose Vehicle							11,445	14,277

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

				$	$	$
Investments	Footnotes		Interest Rate	Principal Amount(a)	Cost	Principal Amount including Accrued Interest

Repurchase Agreements—0.3%
JPMorgan Securities LLC, dated 7/18/25. Collateralized by a U.S. Government Obligation, 3.75%, due 4/15/28, and with a value of $588	(p)		4.23%	$594	$594	$594
JPMorgan Securities LLC, dated 8/1/25. Collateralized by a U.S. Government Obligation, 4.00%, due 3/31/30, and with a value of $131	(p)		4.33%	131	131	131

Total Repurchase Agreements					725	725

Investments	Footnotes	Industry	Interest Rate	Number of Shares	Cost	Fair Value(b)

Money Market Fund—11.7%
Morgan Stanley Institutional Liquidity Funds-Government Portfolio, Institutional Class	(q)	Investment Companies	3.69%	26,639,922	$26,640	$26,640

Total Money Market Fund					26,640	26,640

TOTAL INVESTMENTS—105.6%					$235,828	$241,034

OTHER ASSETS AND (LIABILITIES)—(5.6)%(r)						(12,760)

NET ASSETS—100.0%						$228,274

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Investments Sold Short—(2.7)%

					$	$	$
Investments	Footnotes	Industry	Interest Rate	Maturity Date	Principal Amount(a)	Proceeds	Fair Value(b)

Corporate Bonds—(0.1)%
Charter Communications Operating LLC, 6.48%		Cable & Satellite TV	6.48%	10/23/45	$(93)	$(89)	$(88)
Charter Communications Operating LLC, 5.75%		Cable & Satellite TV	5.75%	4/1/48	(26)	(22)	(22)
Charter Communications Operating LLC, 6.70%		Cable & Satellite TV	6.70%	12/1/55	(156)	(150)	(150)

Total Corporate Bonds						(261)	(260)

Government Bonds—(2.3)%
U.S. Treasury Notes	(s)	Sovereign	4.00%	3/31/30	(454)	(458)	(460)
U.S. Treasury Notes	(s)	Sovereign	3.75%	4/15/28	(3,476)	(3,480)	(3,495)
U.S. Treasury Notes		Sovereign	4.00%	5/31/30	(77)	(79)	(78)
U.S. Treasury Notes		Sovereign	3.88%	3/31/27	(1,087)	(1,089)	(1,092)
U.S. Treasury Notes		Sovereign	4.63%	2/15/35	(48)	(50)	(50)

Total Government Bonds						(5,156)	(5,175)

Investments	Footnotes	Industry			Number of Shares	Proceeds	Fair Value(b)

Common Stock—(0.1)%
ARES Capital Corp.		Banking			(3,225)	$(62)	$(65)
ARES Management Corp.		Investments & Misc Financial Services			(455)	(72)	(73)
Blue Owl Capital Corp.		Banking			(4,007)	(47)	(50)
Public Storage		RealEstate Dev & Mgt			(80)	(22)	(21)

Total Common Stock						(203)	(209)

Exchange-Traded Funds—(0.2)%
Invesco S&P 500 Equal Weight ETF		Exchange-Traded Funds			(555)	(107)	(106)
SPDR S&P 500 ETF Trust		Exchange-Traded Funds			(157)	(104)	(107)
SPDR S&P Oil & Gas Exploration & Production ETF		Energy-Exploration & Production			(782)	(101)	(99)
State Street Financial Select Sector SPDR ETF		Banking			(1,529)	(80)	(84)

Total Exchange-Traded Funds						(392)	(396)

Total Investments Sold Short						$(6,012)	$(6,040)

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Forward Currency Contracts

	$						$
Counterparty	Contract Settlement Date		Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce		12/17/26	USD	3,576	EUR	3,030		$(35)
Canadian Imperial Bank of Commerce		12/17/26	USD	2,549	EUR	2,160		(25)
Canadian Imperial Bank of Commerce		12/17/26	USD	1,569	EUR	1,329		(15)
Canadian Imperial Bank of Commerce		12/17/26	USD	1,537	EUR	1,302		(15)
Canadian Imperial Bank of Commerce		12/17/26	USD	1,035	EUR	877		(10)
Canadian Imperial Bank of Commerce		12/17/26	USD	781	GBP	588		(10)
Canadian Imperial Bank of Commerce		12/17/26	USD	274	GBP	206		(4)
Canadian Imperial Bank of Commerce		12/17/26	USD	217	GBP	163		(3)
Canadian Imperial Bank of Commerce		12/17/26	USD	70	GBP	53		(1)
JPMorgan Chase Bank, N.A.		01/23/26	BRL	32	USD	5		0
JPMorgan Chase Bank, N.A.		01/23/26	USD	55	BRL	305		(1)
JPMorgan Chase Bank, N.A.		01/23/26	USD	184	BRL	1,012		0
JPMorgan Chase Bank, N.A.		01/23/26	USD	37	BRL	202		0
JPMorgan Chase Bank, N.A.		01/23/26	USD	9	BRL	48		(0)
State Street Bank and Trust Company		06/17/26	EUR	177	USD	208		2
State Street Bank and Trust Company		06/17/26	USD	208	EUR	177		(1)
State Street Bank and Trust Company		12/17/26	USD	3,577	EUR	3,027		(30)
State Street Bank and Trust Company		12/17/26	USD	2,551	EUR	2,159		(22)
State Street Bank and Trust Company		12/17/26	USD	1,537	EUR	1,301		(13)
State Street Bank and Trust Company		12/17/26	USD	1,568	EUR	1,327		(13)
State Street Bank and Trust Company		12/17/26	USD	1,036	EUR	877		(9)
State Street Bank and Trust Company		12/17/26	USD	2,238	EUR	1,878		(1)
State Street Bank and Trust Company		12/17/26	USD	1,866	EUR	1,566		0
State Street Bank and Trust Company		12/17/26	USD	229	EUR	192		0
State Street Bank and Trust Company		12/17/26	USD	160	EUR	134		(0)
State Street Bank and Trust Company		12/17/26	USD	197	EUR	165		0
State Street Bank and Trust Company		12/17/26	USD	191	EUR	160		0
State Street Bank and Trust Company		12/17/26	USD	2,983	GBP	2,236		(27)
State Street Bank and Trust Company		12/17/26	USD	2,979	GBP	2,232		(25)
State Street Bank and Trust Company		12/17/26	USD	2,160	GBP	1,616		(15)
State Street Bank and Trust Company		12/17/26	USD	1,332	GBP	998		(11)
State Street Bank and Trust Company		12/17/26	USD	780	GBP	587		(10)

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

	$						$
Counterparty	Contract Settlement Date		Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company		12/17/26	USD	272	GBP	205		$(4)
State Street Bank and Trust Company		12/17/26	USD	466	GBP	349		(4)
State Street Bank and Trust Company		12/17/26	USD	215	GBP	162		(3)
State Street Bank and Trust Company		12/17/26	USD	69	GBP	52		(1)

Total Forward Currency Contracts								$(306)

Future Contracts

Description	Expiration	Number of Contracts	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Ultra Notes	3/20/26	(4)	$(458)	$(460)	$(2)

Credit Default Swaps

						$	$	$
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value	Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	Petroleos Mexicanos	1.0%	$455	6/20/26	Quarterly	$(1)	$(6)		$5

Total Return Swaps

						$		$		$
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value		Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
Goldman Sachs International	1 day USD OBFR+0.54%	Bausch Health Cos., Inc.	$5	9/25/2026	At Maturity		$(0)		$—		$(0)
Goldman Sachs International	1 day USD OBFR+0.54%	Bausch Health Cos., Inc.	2	10/16/26	At Maturity		(0)		—		(0)
Goldman Sachs International	1 day USD OBFR+0.54%	Bausch Health Cos., Inc.	4	9/28/26	At Maturity		(0)		—		(0)
Goldman Sachs International	1 day USD OBFR+0.54%	Bausch Health Cos., Inc.	0	9/29/26	At Maturity		(0)		—		(0)
Goldman Sachs International	1 day USD OBFR+0.54%	Bausch Health Cos., Inc.	1	10/02/26	At Maturity		(0)		—		(0)
Goldman Sachs International	1 day USD OBFR+0.54%	Bausch Health Cos., Inc.	0	10/9/26	At Maturity		(0)		—		(0)

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

	$			$				$		$		$
Counterparty	Fund Pays		Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Fair Value		Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
Goldman Sachs International		1 day USD OBFR+0.54%	Bausch Health Cos., Inc.		$6	10/12/26	At Maturity		$(0)		$—		$(0)
Goldman Sachs International		1 day USD OBFR+0.54%	Bausch Health Cos., Inc.		9	10/15/26	At Maturity		(0)		—		(0)
Goldman Sachs International		1 day USD OBFR+0.54%	Bausch Health Cos., Inc.		47	12/25/26	At Maturity		5		—		5
Goldman Sachs International		iShares Core S&P 500 ETF	1 day USD OBFR +1.55%		508	1/22/26	At Maturity		2		—		2
JPMorgan Chase Bank, N.A.		iShares Core S&P 500 ETF	1 day USD OBFR +1.55%		626	1/23/26	At Maturity		3		—		3

									$10		$—		$10

(a)	Denominated in U.S. dollars unless otherwise noted

(b)

Fair value is determined by GoldenTree Opportunistic Credit Fund’s (the “Fund”) investment advisor, GoldenTree Asset Management Credit Advisor LLC (the “Advisor”), which has been designated by the Fund’s board of trustees (the “Board of Trustees”) as its valuation designee.

(c)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2025, these securities amounted to $61,467, which represents 26.9% of the Fund’s net assets.

(d)	Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2025 and changes periodically.

(e)	All or a portion of investments is owned by Golden Tree Opportunities Credit Fund Cayman LP, a wholly-owned subsidiary of the Fund.

(f)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at December 31, 2025 amounted to $12,579, which represents 5.5% of the Fund’s net assets.

(g)	Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.

(h)	Payment-in-kind (PIK) security.

(i)	Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has yet been issued.

(j)	Security converts to floating rate after the indicated fixed–rate coupon period.

(k)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown is the next call date.

(l)

Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of December 31, 2025.

(m)	Index-linked bond whose principal amount adjusts according to a government retail price index.

(n)	Defaulted security.

(o)	Non-income producing security.

(p)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(q)	Rate disclosed reflects the yield at December 31, 2025.

(r)	Includes the effect of investments sold short, forward currency contracts and swap contracts.

(s)	All or a portion of the security has been segregated with the broker as collateral for open repurchase agreements. The value of the securities is $719.

(t)	Security is partially unfunded. See Note 8 for more details.

(u)	Security value is determined based on significant unobservable inputs (Level 3).

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Abbreviations

ADR	—	American Depositary Receipt

CLO	—	Collateralized Loan Obligation

CS	—	Credit Suisse AG

EURIBOR	—	Euro Interbank Offer Rate

REIT	—	Real Estate Investment Trust

SOFR	—	Secured Overnight Financing Rate

SONIA	—	Sterling Overnight Interbank Average

SPDR	—	Standard & Poor’s Depositary Receipt

Currency

BRL	—	Brazil Real

EUR	—	Euro Member Countries

GBP	—	United Kingdom Pound

USD	—	United States Dollar

R$	—	Brazil Real

	€—	Euro Member Countries

TRY	—	Turkish Lira

	£—	United Kingdom Pound

	$—	United States Dollar

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2025:

Industry classification (by fair value)	Fair Value	Percentage of Portfolio
Software/ Services	$26,714	11.1%
Investment Companies	26,640	11.1
Collateralized Loan Obligation	17,149	7.1
Specialty Retail	14,290	5.9
Pharmaceuticals	13,947	5.8
Asset Backed Security	13,151	5.5
Food & Drug Retailers	12,103	5.0
Health Services	8,895	3.7
Auto Parts & Equipment	8,693	3.6
REITs	8,170	3.4
Cable & Satellite TV	5,718	2.4
Tech Hardware & Equipment	5,294	2.2
RealEstate Dev & Mgt	5,148	2.1
Banking	5,063	2.1
Theaters & Entertainment	4,897	2.0
Residential Mortgage Backed Security	4,632	1.9
Personal & Household Products	4,437	1.8
Media Content	3,861	1.6
Chemicals	3,626	1.5

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2025 (in thousands, except share amounts)

Industry classification (by fair value)	Fair Value	Percentage of Portfolio
Recreation & Travel	$3,625	1.5%
Oil Field Equipment & Services	3,562	1.5
Gas Distribution	3,257	1.4
Building Materials	2,934	1.2
Energy-Exploration & Production	2,471	1.0
Commercial Mortgage Backed Security	2,464	1.0
Other	30,293	12.6

Total Investments	$241,034	100.0%

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2025
Assets
Investments, at fair value (cost $235,828)	$241,034
Cash (includes foreign currency of $6,028 (cost of $5,981))	6,183
Restricted cash for investments sold short	5,388
Interest receivable	2,335
Reimbursement due from Advisor	1,218
Deferred financing costs	124
Receivable for investments sold	96
Unrealized appreciation on unfunded loan commitments	17
Unrealized appreciation on swap contracts	15
Due from brokers	11
Dividends receivable	8
Other assets	155

Total assets	256,584

Liabilities
Investments sold short, at fair value (proceeds $6,012)	6,040
Payable for investments purchased	20,298
Income distribution payable	721
Unrealized depreciation on forward currency contracts	306
Management fees payable	240
Professional fees payable	239
Administrative service fees payable	163
Board of Trustees’ fees payable	56
Interest payable for short sales	50
Shareholder service and distribution fees payable	40
Upfront payment received on open swap agreements	6
Interest payable on credit facility	5
Dividend payable for short sales	2
Accrued expenses and other liabilities	144

Total liabilities	28,310

Net assets	$228,274

Commitments and contingencies (Note 6, 8)

Net Assets Consist of:
Paid in surplus	$224,228
Distributable earnings (Accumulated loss)	4,046

Net assets	$228,274

Class I Shares
Net Assets	$209,252
Shares Outstanding	20,321,701
Net Asset Value Per Share	$10.30

Class T Shares
Net Assets	$19,022
Shares Outstanding	1,855,344
Net Asset Value Per Share	$10.25

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Statement of Operations

(in thousands)

Period Ended December 31, 2025(1)
Investment income
Interest income	$4,735
Paid-in-kind interest	415
Fee income	74
Dividend income (foreign tax withheld of $1)	57

Total investment income	5,281

Expenses
Management fees(2)	1,511
Organization and offering cost	741
Professional fees	515
Administrative service fees	163
Board of Trustees’ fee	130
Regulatory and compliance expense	125
Interest expense on securities sold short	71
Shareholder service and distribution fees
Class T Shares	26
Sub-transfer agent fees	13
Dividend expense on securities sold short	7
Other general and administrative expenses	186

Total expenses	3,488

Less: Management fee waiver(2)	(613)
Less: Expense reimbursement(2)	(1,218)

Net expenses	1,657

Net investment income (loss)	3,624

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	313
Swap contracts	2
Investments sold short	(58)
Futures contracts	(20)

Net realized gain (loss)	237

Net change in unrealized appreciation (depreciation) on
Investments	5,206
Forward currency contracts	(306)
Swap contracts	15
Investments sold short	(28)
Futures contracts	(2)
Foreign currencies	(76)
Unfunded loan commitments	17

Net change in unrealized appreciation (depreciation)	4,826

Net realized gain (loss) and net change in unrealized appreciation (depreciation)	5,063

Net increase (decrease) in net assets resulting from operations	$8,687

(1)	For the period from July 16, 2025 (Commencement of Operations) to December 31, 2025.

(2)	See Note 6: Related Party Transactions for more details.

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Statement of Changes in Net Assets

(in thousands)

Period Ended December 31, 2025(1)
Operations:
Net investment income (loss)	$3,624
Net realized gain (loss)	237
Net change in unrealized appreciation (depreciation)	4,826

Net increase (decrease) in net assets resulting from operations	8,687

Shareholders distributions(2)
Distributions to shareholders
Class I Shares	(4,408)
Class T Shares	(233)

Net decrease in net assets resulting from shareholders distributions	(4,641)

Capital share transactions(3)
Net increase in net assets resulting from capital share transactions	224,228

Total increase (decrease) in net assets	228,274
Net assets, beginning of period	—

Net assets, ending of period	$228,274

(1)	For the period from July 16, 2025 (Commencement of Operations) to December 31, 2025.

(2)	See Note 9: Tax for more details.

(3)	See Note 5: Shares Transactions for more details.

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Statement of Cash Flows

(in thousands)

Period Ended December 31, 2025(1)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,687
Adjustments to reconcile net increase(decrease) in net assets resulting from operations
Purchases of investments	(304,084)
Payment in-kind capitalized	389
Paid-in-kind interest	(415)
Proceeds from the sales and repayments of investments	68,965
Purchases to cover investments sold short	(1,776)
Proceeds from investments sold short	7,730
Upfront payments made (received) on swap contracts, net	6
Amortization (accretion) of premium (discount), net	(372)
Net realized (gains) losses on investments	(313)
Net realized (gains) losses on investments sold short	58
Net change in unrealized (appreciation) depreciation on investments	(5,206)
Net change in unrealized (appreciation) depreciation on forward currency contracts	306
Net change in unrealized (appreciation) depreciation on swap contracts	(15)
Net change in unrealized (appreciation) depreciation on investments sold short	28
Net change in unrealized (appreciation) depreciation on futures contracts	2
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	(17)
Net change in operating assets and liabilities
(Increase) decrease in interest receivable	(2,335)
(Increase) decrease in reimbursement due from Advisor	(1,218)
(Increase) decrease in receivable for investments sold	(96)
(Increase) decrease in due from brokers	(11)
(Increase) decrease in dividends receivable	(8)
(Increase) decrease in other assets	(155)
Increase (decrease) in payable for investments purchased	20,298
Increase (decrease) in management fees payable	240
Increase (decrease) in professional fees payable	239
Increase (decrease) in administrative services fees payable	163
Increase (decrease) in Board of Trustees’ fees payable	56
Increase (decrease) in interest payable for short sales	50
Increase (decrease) in shareholder service and distribution fees payable	40
Increase (decrease) in interest payable on credit facility	5
Increase (decrease) in dividend payable for short sales	2
Increase (decrease) in accrued expenses and other liabilities	144

Net cash provided by (used in) operating activities	(208,613)

Cash flows from financing activities
Gross proceeds from offering	222,769
Cash distribution paid	(2,461)
Financing costs paid	(124)

Net cash provided by (used in) financing activities	220,184

Total increase (decrease) in cash	11,571
Cash and restricted cash at beginning of period	—

Cash and restricted cash at end of period(2)	$11,571

Supplemental disclosure
Reinvestment of dividends	$1,459
Interest expense paid	$21
Tax expense paid	$—

(1)	For the period from July 16, 2025 (Commencement of Operations) to December 31, 2025.

(2)	Balance includes cash and foreign currency of $6,183 and restricted cash for investments sold short of $5,388.

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

Period Ended December 31, 2025(1)
Per Share Data:(2)
Net asset value, beginning of period	$10.00
Results of operations
Net investment income(3)	0.24
Net realized gain (loss) and unrealized appreciation (depreciation)	0.36

Net increase (decrease) in net assets resulting from operations	0.60

Shareholder Distributions:
Distributions from net investment income	(0.30)

Net decrease in net assets resulting from shareholder distributions	(0.30)

Net asset value, end of period	$10.30

Shares outstanding, end of period	20,321,701

Total return(4)(5)	6.11%

Ratio/Supplemental Data:
Net assets, end of period	$209,252

Ratios to average net assets:
Net investment income(6)(7)	5.34%
Total expenses(7)	4.30%
Expense reimbursement(7)	(1.75)%
Management fee waiver(7)	(0.40)%

Net expenses(7)	2.15%

Portfolio turnover rate(4)	28%

(1)	For the period from July 16, 2025 (Inception date of Class I offering) to December 31, 2025.

(2)	Per share data may be rounded in order to compute the ending net asset value per share.

(3)	The per share data was derived by using the average number of shares outstanding during the applicable period.

(4)	Information presented is not annualized.

(5)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

(6)

If the advisor had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.19% for the period ended December 31, 2025. See Note 6: Related Party Transactions for more details of Expenses Reimbursement Agreement.

(7)

Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Organization cost, certain investment related expenses incurred by the Fund and management fee waiver are not annualized for periods less than one year.

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

Period Ended December 31, 2025(1)
Per Share Data:(2)
Net asset value, beginning of period	$10.00
Results of operations
Net investment income(3)	0.20
Net realized gain (loss) and unrealized appreciation (depreciation)	0.34

Net increase (decrease) in net assets resulting from operations	0.54

Shareholder Distributions:
Distributions from net investment income	(0.29)

Net decrease in net assets resulting from shareholder distributions	(0.29)

Net asset value, end of period	$10.25

Shares outstanding, end of period	1,855,344

Total return(4)(5)	5.43%

Ratio/Supplemental Data:
Net assets, end of period	$19,022

Ratios to average net assets:
Net investment income(6)(7)	4.53%
Total expenses(7)	4.83%
Expense reimbursement(7)	(1.28)%
Management fee waiver(7)	(0.39)%

Net expenses(7)	3.16%

Portfolio turnover rate(4)	28%

(1)	For the period from July 24, 2025 (Inception date of Class T offering) to December 31, 2025.

(2)	Per share data may be rounded in order to compute the ending net asset value per share.

(3)	The per share data was derived by using the average number of shares outstanding during the applicable period.

(4)	Information presented is not annualized.

(5)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

(6)

If the advisor had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 2.86% for the period ended December 31, 2025. See Note 6: Related Party Transactions for more details of Expenses Reimbursement Agreement.

(7)

Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Organization cost, certain investment related expenses incurred by the Fund and management fee waiver are not annualized for periods less than one year.

See notes to consolidated financial statements.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Organization

GoldenTree Opportunistic Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will make periodic repurchase offers for its securities, subject to certain conditions. The Fund commenced operations on July 16, 2025 (“Commencement of Operations”). The Fund is managed by GoldenTree Asset Management Credit Advisor LLC (the “Advisor”), which is registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”). The Advisor is a wholly owned subsidiary of GoldenTree Asset Management LP, a private limited partnership which was founded in 2000 (collectively with the Advisor, “GoldenTree”). The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

GoldenTree Opportunistic Credit Fund Cayman LP (the “Cayman SPV”), a Cayman limited partnership, was formed on August 6, 2025 to help facilitate trading certain investments in the Fund. The Cayman SPV is a wholly owned subsidiary of the Fund. GoldenTree Opportunistic Credit Fund Cayman LLC (the “Cayman LLC”) acts as the General Partner of the Cayman SPV.

The Fund’s investment objective is to seek to achieve attractive risk-adjusted total returns by investing dynamically across a broad range of public and private credit markets. In pursuing its investment objective, the Fund will seek income in addition to capital appreciation.

The Fund seeks to achieve its investment objective by investing opportunistically across credit markets, focusing primarily on credit investments and credit-related investments (collectively, “Credit Investments”). The Fund focuses on the following types of Credit Investments: private credit, public corporate credit, structured credit, and distressed investments. The Fund will participate in investments which the Advisor believes offer compelling risk-adjusted return potential and will dynamically adjust portfolio holdings over time based on the market environment. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Credit Investments, which include foreign instruments (e.g., Credit Investments issued by developed and emerging market issuers) and illiquid and restricted securities. The Fund may invest all or substantially all of its assets in illiquid or restricted securities. Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies.

The Fund may invest all or substantially all of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the Credit Investments will have no credit rating at all.

Foreside Fund Services, LLC (the “Distributor) serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund offers six classes of Shares: Class I Shares, Class A Shares, Class C Shares, Class T Shares, Class U Shares and Class U-2 Shares on a daily basis at the net asset value (“NAV”) per Share plus any applicable sales loads. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The consolidated financial statements include the accounts of the Fund and the Cayman SPV. All intercompany balances and transactions have been eliminated in consolidation. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Significant Accounting Policies (continued)

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses, Gains and Losses

Investment income , expenses (other than those attributable to a specific class), realized and unrealized gains and losses are allocated to each class of shares based upon the relative proportion of average daily net assets represented by such class. Operating expenses directly attributable to a specific class, such as distribution fees and shareholder servicing fees are charged against the operations of that class.

Cash and Restricted Cash

Cash consists of U.S dollars and foreign currency. Cash collateral required to be posted pursuant to the Fund’s derivative contracts and investments sold short are stated separately as restricted cash on the Consolidated Statement of Assets and Liabilities. As of December 31, 2025, the Fund had a restricted cash for investments sold short balance of $5,388.

Due from Brokers

Securities transactions of the Fund are primarily maintained, cleared and held by registered U.S. brokers/dealers pursuant to clearance agreements. At December 31, 2025, the due from brokers balance in the consolidated statement of assets and liabilities includes deposits at the brokers and margin excess (deficit) from derivative contracts. As of December 31, 2025, due from brokers includes deposits and margin excess of $11.

Investments

Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying consolidated statement of operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3, Fair Value of Financial Instruments, for further information about fair value measurements.

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own whereby the Fund’s clearing broker will execute a stock borrow transaction to deliver the securities resulting from the Fund’s short sale. The Fund is obligated to purchase the securities at their fair value at the time of replacement. The Fund’s obligation to replace the securities in connection with a short sale is fully secured by collateral deposited with the clearing broker. Cash related to short sales is restricted until the securities are purchased. Short sales involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested.

During the year ended December 31, 2025, purchases and sales of U.S. government securities were $235 and $5,228 which includes $5,205 short sales, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $278,984 and $71,467, respectively.

Derivative Instruments

ASC Topic 815, Derivatives and Hedging, establishes accounting and reporting standards for derivative instruments and hedging activities. From time to time, the Fund may directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward currency contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements.

The Fund presents over-the-counter (“OTC”) derivatives that are executed with the same counterparty under the same master

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Significant Accounting Policies (continued)

netting agreement on a net basis when the criteria for the right of offset are met. The Fund has elected to offset fair value amounts recognized for cash collateral receivables and/or payables and fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement.

See Note 4, Derivative Instruments, for further information about the Fund’s use and designation of derivative instruments, including the amounts recognized for cash collateral receivables and/or payables that have been offset against net derivative positions and amounts under master netting arrangements that have not been offset against net derivative positions, if applicable.

Revenue Recognition

The Fund records investment transactions on trade date. Discounts and premiums on investments are accreted or amortized over the remaining life of the respective instruments using the effective interest method. Realized gains and losses on investments are determined on the specific cost identification basis. The Fund records interest income and expense on the accrual basis, unless collection is in doubt. Dividend income, net of foreign taxes withheld, if any, and expense are recorded on the ex-dividend date. Expenses relating to the Fund are expensed as incurred. The Fund may receive commitment fee income from unfunded commitments, which is recorded on the accrual basis. The amount of commitment fee is included in Interest income on the Consolidated Statement of Operations.

The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity.

Fee income may include income such as consent, waiver, amendment, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered, and are included in Fee Income in the Consolidated Statement of Operations.

Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at December 31, 2025. Transactions during the year are translated at the prevailing exchange rates of such currencies against the U.S. dollar on the date of the transaction. The Fund isolates the effect of fluctuations in foreign currency rates from the effect of fluctuations in the fair value of investments. Accordingly, such net foreign currency gains or losses and gains or losses on other assets and liabilities denominated in foreign currencies are included as net realized gain (loss) on foreign currencies and net change in unrealized appreciation (depreciation) on foreign currencies in the consolidated statement of operations. Net gains or losses related to forward currency contracts are stated separately as net realized gain (loss) on forward currency contracts and net change in unrealized appreciation (depreciation) on forward currency contracts.

Organization and Offering Costs

Organization costs include the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization and registration. Offering costs primarily include third-party expenses incurred in continuous offering the Fund’s shares. The Fund bears the organizational and ongoing offering costs, whether paid by the Advisor or the Fund. The Fund’s initial offering costs, whether paid by the Advisor or the Fund, are being capitalized and amortized over the 12-month period beginning at the Commencement of Operations. The Fund’s organizational costs are expensed as incurred. Organizational and amortized offering cost are subject to the reimbursement and recoupment by the Advisor in accordance with the Expense Limitation Agreement (as defined below). For the period ended December 31, 2025, the Fund has incurred organizational and offering costs of $741.

Deferred Financing Costs

The Fund may enter into line-of-credit or loan agreements for financing. The debt issuance costs incurred, including legal fee related to issuance, are being capitalized and amortized over the life of the term of the arrangement.

Commitments and Contingencies

ASC Topic 440, Commitments (“ASC 440”)¸ and ASC Topic 450, Loss Contingencies (“ASC 450”), establish accounting and reporting

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Significant Accounting Policies (continued)

standards for certain commitments and contingencies, respectively. In accordance with ASC 440, material commitments, if any, are disclosed in the accompanying consolidated financial statements (see Note 8, Commitments and Contingencies). A liability is only recorded by the Fund for a commitment if a triggering event occurs which satisfies liability recognition criteria. Liabilities for loss contingencies are recorded when it is probable that a liability has been incurred and can be reasonably estimated.

Dividends and Distributions to Shareholders

Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board of Trustees and applicable legal restrictions, the Fund intends to make monthly distributions to the shareholders. For the period July 16 (Commencement of Operations) to December 31, 2025, estimated dividends and distributions to shareholders were accrued daily based on 6.5% annual distribution rate. Subject to the Board of Trustees discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, when the Fund pays a cash dividends or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to non-deductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years.

During the reporting period, the Fund adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The adoption of this new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or results of their operations. The Fund did not pay any federal or state and local income taxes. There were no significant amounts of income taxes paid in foreign jurisdictions by the Fund during the reporting period ended December 31, 2025. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Uncertainty in Income Taxes

The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the period ended December 31, 2025, the Fund did not incur any interest or penalties.

Segment Reporting

Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”) was introduced with the intent of improving reportable segment disclosure requirements, primarily through

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments

enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The Fund represents a single operating segment. The Officers of the Fund act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.

Recent Accounting Standards Updates

In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures, which requires disaggregated disclosures of certain categories of expenses on an annual and interim basis including employee compensation, depreciation, and intangible asset amortization for each income statement line item that contains those expenses. The guidance is effective for annual periods beginning after December 15, 2026 and interim periods beginning after December 15, 2027. The Fund is currently evaluating the impact of this guidance on its consolidated financial statements.

Investment Valuation

The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date.

The Board of Trustees, has designated the Advisor as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. The fair valuation of the securities held by the Fund is in accordance with the valuation policy set forth below:

Securities, other than fixed income securities, that are listed on a securities exchange or that are traded on a listed market are fair valued at their last sales prices on the date of determination on the largest securities exchange or listed market on which such securities are traded.

Fixed income securities whether or not listed on an exchange or traded on a listed market, bank debt, derivatives and other securities that are not listed on an exchange and that are not traded on a listed market, for which external pricing vendors are available will be fair valued in accordance with any external pricing vendors selected by the Advisor in its sole discretion, provided however, that such valuations may be adjusted by the Advisor to account for recent trading activity or other information not reflected in pricing obtained from these external pricing vendors. If market quotations are not readily available from an exchange or a listed market or the external pricing vendors cannot provide a fair value for a security, the security will be fair valued using broker-dealer quotations or by engaging independent financial advisory firms (the “Consultants”). These quotations from external pricing vendors and/or broker-dealer quotations are generally estimates of fair value based on an evaluation of factors such as institution size, trading in similar securities, yield, credit quality, coupon rate, maturity, type of issue and other market data. The fair value of the investments and the secondary market for the investments may be volatile because the securities are affected by fundamental factors other than the level of interest rates.

The fair value of securities that are not listed on an exchange and that are not traded on a listed market, and for which no external pricing sources are available, will be estimated in good faith by the Advisor utilizing independent valuations from the Consultant no less frequently than monthly and monitor on a daily basis. Such valuations will reflect any credit risk associated with such securities where deemed appropriate. In order to assist the Advisor in its determination of fair value, the Advisor may also engage the Consultants to conduct an independent valuation. The Consultants provide the Advisor with a written report documenting their recommended valuation as of the determination date for the specified investments. The estimates and assumptions for securities fair valued in good faith by the Advisor may not reflect securities traded in an active market.

The fair valuation process requires judgment and estimation by the Advisor. In considering an investment’s fair value, the Advisor considers one or more of several factors including, but not limited to, an investment’s cost, trading in unrestricted securities of the same issuer, the type of restrictions that the investment is subject to, independent appraisals of the investee company, the results of operations of the issuer, the percentage of the investee owned by the Fund and its affiliates, the market and trading factors of investees in the same industry and any other factors deemed appropriate.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments (continued)

Although the Advisor uses its best judgment and good faith in estimating the fair value of investments, there are inherent limitations in any estimation technique. Future events may affect the estimates of fair value and the effect of such events on the estimates of fair value, including the ultimate liquidation of investments, could be material to the consolidated financial statements.

Fair Value Measurements and Disclosures

Fair value represents the price that would be received upon the sale of an asset or paid upon the transfer of a liability in an orderly transaction between market participants at the measurement date (an exit price). The FASB issued an accounting standard codification that establishes a fair value hierarchy for the inputs used in valuation models and techniques used to measure fair value. An investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

Assets and liabilities measured at fair value are classified into one of the following categories:

Level I – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. The unadjusted quoted prices are generally received from widely recognized data providers. The types of investments which would generally be included in this category are equities and derivatives listed on a securities exchange.

Level II – Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly. The valuations received for Level II investments are generally from external pricing vendors or multiple brokers.

The types of investments which would generally be included in this category are corporate bonds, bank debt, debt of collateralized loan obligations and certain over-the-counter derivatives.

Level III – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The valuations received for Level III investments are generally from a single broker or the Consultants. The types of investments which would generally be included in this category are debt and equity instruments issued by private entities.

The paragraphs below provide additional information surrounding the Advisor’s valuation techniques and inputs used in Level II and Level III securities as well as the valuation process for fair valuing the securities in the Fund’s portfolio.

Valuation Techniques and Inputs for Level II

Valuations for securities and derivatives classified as Level II in the fair value hierarchy have inputs in the valuation methodology that are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. In addition the fair values provided by the Consultants can be classified as Level II when inputs are observable. Inputs into market quotations and certain valuations from the Consultants are observable and may include quoted prices for similar investments in active or inactive markets, interest rates, yield curves and forward currency rates. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level III.

Valuation Techniques and Inputs for Level III

In the absence of consistently available market price quotations that reflect observable market inputs, investments are generally classified as Level III. The Advisor and the Consultants use a variety of valuation techniques in the fair value process including, but not limited to, recent market transactions, single market quotations, discounted cash flow models, market approaches and option value models. The Advisor and the Consultants may use one or a combination of these valuation techniques in determining the fair value of a Level III investment.

The inputs used in these valuation techniques are generally unobservable and significant to the fair value. In a discounted cash flow model, the inputs include, but are not limited to, the expected timing and level of future cash flows, yields, credit quality, coupon rate, maturity, credit risk assessments and recovery assumptions. For certain debt of collateralized loan obligations and private equity, additional inputs into the discounted cash flow model include, but are not limited to, the discount rate and the cumulative loss rate. In a market approach, the inputs include, but are not limited to, additional rounds of equity financing, comparable trading or transaction

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments (continued)

multiples, financial metrics such as revenues, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and balance sheet ratios. In an option value model, the inputs include but are not limited to the volatility, the time to expiration, the risk free rate and the marketability discount.

The valuation techniques generally used in determining non-distressed debt investment fair valuations are single market quotations or discounted cash flow models. The valuation techniques generally used in determining distressed debt investment fair valuations are single market quotations, discounted cash flow models, market approaches or a combination of these techniques. The valuation techniques generally used in determining private equity investment fair valuations, such as common stock, preferred stock or warrants are discounted cash flow models, market approaches, or option value models.

Valuation Processes for Fair Valuing Securities

The Advisor has a formal valuation policy that sets forth the pricing methodology for investments to be implemented in fair valuing each security in the Fund’s portfolio, as previously detailed in the Investment Valuation note. The valuation policy is updated and approved at least annually by the valuation committee (the “Committee”). The Committee serves as a formal oversight body for the valuation of the Fund’s portfolio holdings in accordance with the valuation policy. The Committee is comprised of officers and employees all of whom are senior investment professionals and senior business management personnel. The Committee meets at least quarterly. The Committee’s role is to consider, among other things, time-sensitive issues, including those related to market closures, changes in illiquid security values, and valuations of private placements and other illiquid investments purchased by the Fund. The Committee reviews all the valuation methodologies used by the Advisor and takes any actions necessary to ensure that the appropriate procedures and internal controls are in place to address valuation issues. The Committee also reviews any due diligence performed and approves any changes to the current or potential external pricing vendors and Consultants.

The valuation policy outlines monitoring procedures to support the accuracy of pricing and lists all approved external pricing sources and Consultants. The monitoring procedures include, but are not limited to: reviewing stale pricing of securities for which the price has not changed in over a specified threshold, evaluating trades executed by the Advisor against the prices independently received from the external pricing sources above a set tolerance threshold, reviewing Consultants’ valuations with material exposure and reviewing an analysis of significant changes in security prices over the quarter. Investments valued using the valuation provided by the Consultants are also reviewed and then formally signed off by the appropriate investment personnel.

As stated in the valuation policy, situations may arise when market quotations or valuations provided by external pricing vendors are available but these market quotations or valuations may not represent current market conditions. In those cases, the Advisor may substitute multiple broker-dealer quotations or a good-faith estimate of fair value, defined in the valuation policy as single broker quotations or valuations provided by the Consultants. All pricing substitutions are documented to include an explanation for the pricing substitution and how the pricing substitution was eventually resolved (i.e. external pricing vendor adjusted their price in a subsequent period). On a quarterly basis, substitutions are reviewed by the Committee and approved. In addition, the good faith estimates of fair value are approved on a monthly basis by the Committee.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments (continued)

The following fair value hierarchy tables present information about the Fund’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2025. Refer to the consolidated schedule of investments for further detail on the industry concentrations.

Asset Description	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$1,929	$11,222	$13,151
Bank Debt	—	45,149	43,925	89,074
Collateralized Loan Obligations	—	17,149	—	17,149
Commercial Mortgage Backed Securities	—	1,134	1,330	2,464
Corporate Bond Obligations	—	62,538	331	62,869
Government Bonds	—	1,029	—	1,029
Municipal Bonds	—	620	—	620
Residential Mortgage Backed Securities	—	4,632	—	4,632
Common Stock	4,680	395	—	5,075
Exchange-Traded Funds	1,129	—	—	1,129
Preferred Stock	48	—	—	48
Private Equity	—	1,178	974	2,152
Special Purpose Vehicle	—	—	14,277	14,277
Repurchase Agreements	—	725	—	725
Money Market Fund	26,640	—	—	26,640

Total Investments	32,497	136,478	72,059	241,034

Credit Default Swap	—	5	—	5
Forward Currency Contracts	—	2	—	2
Total Return Swaps	—	11	—	11

Total Assets	$32,497	$136,496	$72,059	$241,052

Liability Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$(260)	$—	$(260)
Government Bonds	—	(5,175)	—	(5,175)
Common Stock	(209)	—	—	(209)
Exchange-Traded Funds	(396)	—	—	(396)

Total investments sold short	(605)	(5,435)	—	(6,040)

Forward Currency Contracts	—	(308)	—	(308)
Total Return Swaps	—	(1)	—	(1)
Future Contracts	—	(2)	—	(2)

Total Liabilities	$(605)	$(5,746)	$—	$(6,351)

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments (continued)

The following table summarizes the changes in the Fund’s Level III assets:

	For the Period Ended December 31, 2025
	Asset- Backed Securities	Bank Debt	Commercial Mortgage Backed Securities	Corporate Bond Obligations	Private Equity	Special Purpose Vehicle	Total
Balance, beginning of period	$—	$—	$—	$—	$—	$—	$—
Purchases	11,181	43,734	1,408	411	699	11,444	68,877
Sales and paydowns	—	(153)	(122)	(18)	—	—	(293)
Accretion of discount (premium)	—	24	1	13	—	1	39
Net realized gains (losses)	—	(10)	1	(13)	—	—	(22)
Net change in unrealized appreciation (depreciation)	41	330	42	(62)	275	2,832	3,458
Transfers into Level 3(1)	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—

Balance, end of period	$11,222	$43,925	$1,330	$331	$974	$14,277	$72,059

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$41	$330	$42	$(62)	$275	$2,832	$3,458

(1)

Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. For the period ended December 31, 2025, transfers into and out of Level 3, if any, were due to decreased and increased price transparency, respectively.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments (continued)

The following table summarizes the significant unobservable inputs and techniques used in the fair value measurements of the Fund’s Level III investments which were fair valued, using the valuation provided by the Consultants as well as single broker quotes, by investment category as of December 31, 2025. The below table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s assets and liabilities measured at fair value.

Type of Investment	Fair Value at December 31, 2025	Valuation Technique(s)	Unobservable Input(s)	Range	Weighted Average
Asset Backed Securities	$1,725	Discounted Cash Flow Model	Discount Margin	4.84%—6.18%	5.40%
Asset Backed Securities	9,497	Market Approach	Recent Transaction Price	100.00—100.00	100
Bank Debt	37,126	Discounted Cash Flow Model	Discount Rate	5.21%—15.00%	7.52%
Bank Debt	235	Independent Pricing Service and/or Broker Quotes	Vendor and/or Broker Quotes	95.00—97.00	96.29
Bank Debt	6,564	Market Approach	Recent Transaction Price	98.00—99.00	98.51
Commercial Mortgage Backed	1,330	Discounted Cash Flow Model	Discount Margin	6.04%—7.08%	6.56%
Corporate Bond Obligations	321	Discounted Cash Flow Model	Discount Rate	5.80%—34.00%	19.90%
Corporate Bond Obligations	10	Independent Pricing Service and/or Broker Quotes	Vendor and/or Broker Quotes	50.00—50.00	50
Private Equity	974	Market Approach	EBITDA Multiples	4.00x—5.50x	4.75
Special Purpose Vehicle	12,754	Discounted Cash Flow Model	Discount Rate	7.70%—15.00%	12.97%
Special Purpose Vehicle	1,135	Market Approach	EBITDA Multiples	6.00x—11.00x	6.89
Special Purpose Vehicle	388	Option Value	Volatility	30.00%—30.00%	30.00%

Total	$72,059

Repurchase Agreements

Securities purchased under agreements to resell represent the transfer of a security to the Fund from a counterparty at a specified price with an agreement for the Fund to resell the same security to the same counterparty, usually a broker. The seller agrees to repay cash plus interest to the Fund in exchange for the return of the security at an agreed upon date. As of December 31, 2025, the Fund took possession of securities under agreements to resell with a fair value of approximately $725, all of which has been transferred to others in connection with the Fund’s commitments under securities sold short.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Fair Value of Financial Instruments (continued)

The following table presents the value of the securities purchased under agreements to resell, on a gross basis included in Investments, at fair value, in the consolidated statement of assets and liabilities as of December 31, 2025.

Counterparty	Repurchase Agreements	Non-cash Collateral Received Including Accrued Interest	Cash Collateral Received	Net Exposure Due (to)/from Counterparty
JPMorgan Securities LLC	$725	$—	$—	$725

The following table presents the remaining contractual maturity of the securities purchased under agreements to resell.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30—90 Days	More Than 90 Days	Total
Repurchase agreements
Government Bonds	$725	$—	$—	$—	$725

Total Borrowings	$725	$—	$—	$—	$725

Note 4. Derivative Instruments

The Fund enters into derivative contracts to manage currency exchange risk, interest rate risk, credit risk and other exposure risks. The types of derivative contracts used by the Fund are forward currency contracts, future contracts, and swap contracts. During the period ended December 31, 2025, the Fund used forward currency contracts primarily to manage currency exchange risk on its non-U.S. dollar denominated securities. In addition, the Advisor has identified certain macro-economic risks that existed during the course of the period ended December 31, 2025, which could have negatively impacted the net assets of the Fund. The Advisor managed these risks by designing and implementing a hedging strategy whereby the Fund used derivative instruments such as credit default swaps, total return swaps, and futures to protect the Fund from the risks identified. The Fund accounts for its derivatives at fair value and records any changes in fair value in current period earnings. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not considered to be hedging instruments. Instead, the Fund has designated these derivative instruments as trading instruments.

The Fund enters into master netting agreements with counterparties to reduce credit risk associated with these derivatives. As a result the derivative contracts are presented on the Fund’s consolidated statement of assets and liabilities after taking into effect the offsetting permitted under the FASB’s guidance. Collateral requirements associated with the Fund’s derivative contracts are determined by the counterparties based upon the Fund’s credit risk and credit exposure. Upon entering into contracts, the collateral paid to the counterparties is in the form of cash and/or securities and are restricted for use by the Fund. The collateral requirements are monitored daily and cash and/or securities are posted or returned as necessary based upon the current net exposure with the counterparty.

Certain of the Fund’s derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that may require the Fund to terminate the transactions or post additional collateral if the Fund’s net assets decline below an agreed upon level (a “Termination Event”). If a Termination Event had occurred for those contracts in a net liability position where the counterparties are permitted to terminate the open derivative contracts, additional amounts may not be required since the aggregate fair value of the required collateral posted exceeded the settlement amounts of the open derivative contracts. For the period ended December 31, 2025, the Fund did not experience any Termination Event.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Derivative Instruments (continued)

The table below summarizes the fair value of derivative instruments designated as trading instruments on a gross basis by primary underlying risk exposure, as of December 31, 2025.

	Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward Currency Contracts	$2	$308
Credit Risk
Credit Default Swaps	5	—
Interest Rate Risk
Total Return Swaps	11	1
Futures Contracts	—	2

The following table presents the effects or potential effects of netting arrangements for derivative contracts presented in the consolidated statement of assets and liabilities, along with the collateral pledged as of December 31, 2025. The collateral pledged under enforceable credit support presented on the derivative liabilities table has not been netted in the consolidated statement of assets and liabilities.

	Counterparty	Gross Amount of Assets (Liabilities)(1)	Gross Amount Offset in the Consolidated Statements of Assets and Liabilities	Cash Collateral Pledged (Received)	Net Amount Presented in the Consolidated Statement of Assets and Liabilities(2)(3)
Assets
Total Return Swaps	Goldman Sachs International	$8	$(1)	$—	$7
Credit Default Swap	JPMorgan Chase Bank, N.A.	5	—	—	5
Total Return Swaps	JPMorgan Chase Bank, N.A.	3	—	—	3
Forward Currency Contracts	State Street Bank & Trust Company	2	(2)	—	—

Total Assets		$18	$(3)	$—	$15

Liabilities
Total Return Swaps	Goldman Sachs International	(1)	1	—	—
Forward Currency Contracts	Imperial Bank of Canada	(118)	—	—	(118)
Forward Currency Contracts	JPMorgan Chase Bank, N.A.	(1)	—	—	(1)
Forward Currency Contracts	State Street Bank & Trust Company	(189)	2	—	(187)

Total Liabilities		$(309)	$3	$—	$(306)

(1)	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Derivative Instruments (continued)

The following table summarizes the gains and losses and the volume of activity reported on derivatives designated as trading instruments for the period ended December 31, 2025:

Derivative Type	Primary Risk Exposure	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Volume of Activity during the period ended December 31, 2025(1)
Forward Currency Contracts	Foreign Currency Risk	0 (2)	(306)	20,366
Future Contracts	Equity Risk	(12)	—	14
Future Contracts	Interest Rate Risk	(8)	(2)	750
Credit Default Swap	Credit Risk	2	5	455
Total Return Swap	Equity Risk	—	10	276

(1)	The volume of activity represents the average absolute notional exposure over the reporting period related to currency forward contacts, swap agreements and futures.

(2)	Amount is less than $500.

Forward Currency Contracts

The Fund enters into forward currency contracts primarily to manage the exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon date. These instruments may involve market risk and credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the movement in currency rates, interest rates and securities values.

Swap Agreements

The Fund may enter into swap agreements directly with a counterparty or through a central clearing house. The types of swaps that the Fund trades in are mainly credit default swaps, interest rate swaps and total return swaps.

Credit default swaps represent agreements in which one party, the protection buyer, pays a fixed fee, the premium, in return for a payment by the other party, the protection seller, contingent upon a specified default event relating to an underlying reference asset or pool of assets. While there is no default event, the protection buyer pays the protection seller the periodic premium. If the specified credit event occurs there is an exchange of cash flows and/or securities designed so that the net payment to the protection buyer reflects the loss incurred by the creditors of the reference credit in the event of its default.

The Fund may enter into total return swaps, index swaps or contracts for difference with various counterparties. Under the terms of the swaps or of the contract for differences contracts, the Fund will pay a fixed or floating interest amount based upon the rates in the agreements and in return the Fund receives from the counterparties any economic gains or losses on the purchased investments.

Risks may arise as a result of the failure of the counterparty to comply with the swap agreement. For swaps through a central clearing house, the central clearing house acts as the counterparty for each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearing house. The loss incurred by the failure of a counterparty to comply with the terms and obligations of the agreement is generally limited to the net payment to be received by the Fund, and/or the termination value at the end of the agreement. Therefore, the Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates, foreign exchange rates or in the fair value of the underlying assets. Periodic payments received or paid on swap agreements are recorded as realized gain or loss. Fluctuations in the fair value of swap agreements are recorded for financial statement purposes as a component of net realized gain or loss and net change in unrealized appreciation or depreciation.

Swap agreements are fair valued based on the terms of the agreement and certain factors which include the current interest rate spreads and credit risk of the referenced obligation of the underlying issuer and interest accrual through the valuation date. During the period ended December 31, 2025, the Fund entered into swap agreements for which several major brokerage firms serve as counterparty. These instruments may involve market risk and credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Derivative Instruments (continued)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts provide for the delayed delivery of the underlying security at a fixed price or for a cash amount based on the change in the fair value of the underlying security at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the fair value of open futures contracts. Changes in the fair value of open futures contracts are recorded separately on consolidated statement of operations. Realized gains or losses, representing the difference between the fair value of the contract at the time it was opened and the fair value at the time it was closed, are recorded separately on consolidated statement of operations. These instruments may involve market risk and credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities.

Note 5. Share Transactions

The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per Share plus any applicable sales loads. The Fund offers six classes of Shares: Class I Shares, Class A Shares, Class C Shares, Class T Shares, Class U Shares and Class U-2 Shares. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments may be made with any amounts. With respect to Class A, Class C, Class T, Class U and Class U-2 Shares, the minimum initial investment is $2,500 for all accounts; subsequent investments may be made with at least $500, except for purchases made pursuant to the Funds dividend reinvestment plan or as otherwise permitted by the Fund. As of December 31, 2025, Class I and Class T are outstanding.

The following table summarizes transactions in shares during the period ended December 31, 2025:

	Period Ended December 31, 2025(1)
Class I Shares	Shares	Amount
Gross Proceeds from Offering	20,202,261	$204,123
Reinvestment of Distributions	119,440	1,226
Share Repurchase Program	—	—

Net increase (decrease) resulting from Class I Shares Transactions	20,321,701	$205,349

	Period Ended December 31, 2025(2)

Class T Shares	Shares	Amount
Gross Proceeds from Offering	1,832,539	$18,646
Reinvestment of Distributions	22,805	233
Share Repurchase Program	—	—

Net increase (decrease) resulting from Class T Shares Transactions	1,855,344	$18,879

(1)	For the period from July 16, 2025 (Inception date of class I offering) to December 31, 2025.
(2)	For the period from July 24, 2025 (Inception date of class T offering) to December 31, 2025.

During the period ended December 31, 2025, the Advisor independently offered a limited incentive program pursuant to which it purchased shares of the Fund at net asset value and transferred such shares to certain investors, subject to a holding period. The Fund did not bear any cost associated with this program, and the program did not impact the Fund’s net assets or net asset value per share.

To provide shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. As contemplated in the prospectus, the Fund completed its initial repurchase in December 2025, within two quarters of the Commencement of Operations. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Share Transactions (continued)

shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of shares, not to exceed 2% of its outstanding shares on the expiration of the repurchase offer. The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given repurchase offer. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the repurchase request deadline.

The following table summarizes the share repurchases completed during the period ended December 31, 2025:

Repurchase Request Deadline/Repurchase Pricing Date	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 15, 2025	5%	—	0.00%

Distribution and Shareholder Services Plan

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A, Class C, Class T, Class U and Class U-2 Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund’s Class A Shares may incur expenses on an annual basis of up to 0.50% of its average monthly Net Assets, each of the Fund’s Class T, Class U and Class U-2 Shares may incur expenses on an annual basis of up to 0.75% of its average monthly Net Assets, and the Fund’s Class C Shares may incur expenses on an annual basis of up to 1.00% of its average monthly Net Assets. With respect to Class C and Class U-2 Shares, 0.25% of the fee is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee.” With respect to Class A, Class T and Class U Shares, the entire fee is characterized as a “distribution fee.”

For the period ended December 31, 2025, Class T Shares incurred distribution fees of $26.

Note 6. Related Party Transactions

Investment Advisory Agreement

On May 27, 2025, The Fund’s Board of Trustees approved the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and the Advisor for an initial two- year period in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.

In consideration of the advisory services provided by the Advisor, the Fund accrues and pays monthly, in arrears, the Advisor a management fee at an annual rate of 1.85% based on average daily Gross Assets of the Fund (the “Management Fee”). Gross Assets includes without limitation assets attributable to any borrowings, preferred shares that may be outstanding, reverse repurchase agreements, and the notional value of assets financed via total return swaps (“Gross Assets”).

In addition, the Advisor has contractually agreed to waive a portion of its Management Fee in the amount of (i) 0.375% of the Fund’s average daily Gross Assets on an annualized basis until the six-month anniversary of the Fund’s Commencement of Operations and (ii) 0.375% of the Fund’s daily Gross Assets on an annualized basis until the twelve-month anniversary of the Fund’s Commencement of Operations (the “Management Fee Waiver Agreements”). The reduction of the Management Fee under the Management Fee Waiver Agreements is not subject to recoupment by the Advisor.

For the period ended December 31, 2025, management fees after waiver were $898. As of December 31, 2025, the gross management fee payable is $403, among which $163 is subject to management fee waivers. $240 is included in management fee payable in the accompanying Consolidated Statement of Assets and Liabilities.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Related Party Transactions (continued)

Administration Agreement

On May 27, 2025, pursuant to the administration agreement (the “Administration Agreement”), the Fund’s Board of Trustees has appointed the Advisor as the Fund’s administrator (the “Administrator”). Pursuant to the Administration Agreement, the Fund reimburses the Administrator its respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of GoldenTree Asset Management LP for providing administrative services to the Fund on behalf of the Administrator, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s Shareholders.

In addition, the Advisor provides the Fund with accounting services; assists the Fund in determining and publishing the Fund’s NAV; oversees the preparation and filing of the Fund’s tax returns; monitors the Fund’s compliance with tax laws and regulations; and prepares, and assists the Fund with any audits by an independent public accounting firm of, the Fund’s financial statements. The Advisor is also responsible for the printing and dissemination of reports to the Fund’s Shareholders and the maintenance of the Fund’s website; provides support for the Fund’s investor relations; generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others; and provides such other administrative services as the Fund may from time to time designate The Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. At least annually, the Board of Trustees reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of the Advisor. The Board of Trustees then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board of Trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board of Trustees, among other things, compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse the Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Advisor. The Administration Agreement may be terminated by the Fund without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Fund. The Administration Agreement will remain in effect if approved by the Board of Trustees, including by a majority of the Independent Trustees, on an annual basis.

For the period ended December 31, 2025, the Fund incurred $163 in administrative service fees including the transfer agency services fee, all of which related to third-party expenses. As of December 31, 2025, $163 was unpaid and included in administrative service fees payable in the accompanying Consolidated Statement of Assets and Liabilities.

Expense Limitation Agreement

The Fund and the Advisor have entered into an Expense Limitation Agreement (the “Expense Limitation Agreement”), under which the Advisor has contractually agreed to reimburse expenses to limit total annual operating expenses (excluding management fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation expenses, acquired fund fees and expenses, and extraordinary expenses) to no more than 0.80% of the Fund’s average daily Gross Assets. The Expense Limitation Agreement will have a term ending one year from the effective date of the Fund’s registration statement on Form N-2, June 23, 2025 and the Advisor may extend the term for a period of one year on an annual basis. The Advisor may not terminate the Expense Limitation Agreement during its initial one-year term without consent of the Board of Trustees. The Advisor may recoup from the Fund any reimbursable expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

As of December 31, 2025, the reimbursement from the Advisor is $1,218, for which the recoupment fully expires on December 31, 2028.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Related Party Transactions (continued)

Board of Trustees

The Board of Trustees currently consists of four members, three of whom are independent from the Advisor (the “Independent Trustees”). The Board of Trustees has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Advisor to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the period ended December 31, 2025, the Fund incurred $130 in fees and expenses associated with its Independent Trustees’ services on the Fund’s Board of Trustees and its committees. As of December 31, 2025, $56 in fees or expenses associated with the Fund’s Independent Trustees were payable.

Note 7. Financing Arrangement

In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of December 31, 2025, the Fund had not borrowed under the below credit facility.

Bank of America Credit Facility

On September 12, 2025 the Fund entered into a Margin Loan and Security Agreement (“BOA Facility”) with Bank of America N.A. (“BOA”), with an effective date of October 15, 2025, for a secured loan with a maximum principal amount of $10 million. The BOA Facility provides for borrowings in U.S. dollars. The Fund may borrow to the extent the pledged collateral (subject to eligibility and margin requirements) provides sufficient coverage for such borrowings.

The Fund may terminate the BOA facility at any time upon 60 days written notice to BOA. Absent a default or facility termination event, BOA is required to provide the Fund with 179 days’ written notice prior to terminating the BOA Facility.

Borrowings under the BOA Facility bear interest at the annual rate of Daily SOFR plus 0.90%. The Fund also pays an unused commitment fee of 0.25% per year on undrawn amounts when the outstanding principal amount is less than 50% of the maximum principal amount, or 0.20% per year when the outstanding principal amount is equal to or greater than 50% of the maximum principal amount. Payments under the BOA Facility are made quarterly.

For the period ended December 31, 2025, the Fund had not borrowed under BOA facility.

For the period ended December 31, 2025, the Fund incurred $0 interest expense, $5 of unused commitment fees, and $0 of amortization of deferred financing costs.

Note 8. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. The Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Loan and other participation interest purchased by the Fund such as bank debt and private equity may include revolving credit agreements or other financing commitments obligating the Fund to advance additional amounts on demand. The unrealized appreciation (depreciation) on unfunded loan commitments is stated separately on the consolidated statement of assets and liabilities. The following table presents the unfunded commitments as of December 31, 2025.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Commitments and Contingencies (continued)

Unfunded Commitments

Investments	Principal Commitment	Fair Value	Unrealized Appreciation (Depreciation)
1578 Lexington Pref Investor LLC	$145	$144	$0
CP Iris Holdco I, Inc.	21	21	0
Finance Ireland Agri Funding DAC	1,542	0	—
Iron Oak Energy Solutions LLC	890	865	0
LHS Borrower LLC	239	236	0
One WHARF Mezz, LP	1,401	1,387	0
Premium Parent LLC	622	616	6
Sage Intracoastal Lender LP	544	537	1
SUS Intermediate Co. AB	1,350	1,576	6
Tricentis Operations Holdings, Inc	1,393	1,395	4

Total Unfunded Commitments	$8,147	$6,777	$17

Note 9. Tax

The following table reflects the sources of distributions on a tax basis that the Fund paid during the period ended December 31, 2025:

	Period Ended December 31, 2025(1)
Source of Distribution	Distribution Amount	Percentage
Ordinary Income	$4,641	100%

Total	$4,641	100%

(1)	For the period from July 16, 2025 (Commencement of Operations) to December 31, 2025.

The Fund had no permanent differences causing reclassifications among total distributable earnings and paid-in capital for the period ended December 31, 2025.

As of December 31, 2025, the components of accumulated earnings (loss) on a tax basis were as follows:

Undistributed Ordinary Income	$0
Undistributed Long-Term Capital Gains	0
Capital Loss Carryforward	0
Timing Differences	(944)
Net Unrealized Appreciation (Depreciation)	4,990

Total Accumulated Earnings (Losses)	$4,046

(1)

Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of December 31, 2025, the Fund had no short-term and long-term capital loss carryforwards available to offset future realized capital gains.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $236,754 as of December 31, 2025.The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferral, differences in the tax treatment of underlying fund investments, partnership investments, straddle loss deferral, and amortization methods for premiums and discounts on fixed income securities. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $4,990, which was comprised of gross unrealized appreciation of $6,041 and gross unrealized depreciation of $(1,051), as of December 31, 2025.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Tax (continued)

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund’s next taxable year. For the period ended December 31, 2025, the Fund intends to defer to January 1, 2026 for U.S. federal income tax purposes, the late year specified losses of $539.

Note 10. Concentration of Risk

The Fund’s investment activities expose it to various types of risks, both on and off-balance sheet, which are associated with the financial instruments and markets in which it invests. In the ordinary course of business, the Fund manages a variety of risks, including market risk and credit risk. The Fund identifies measures and monitors risk through various control mechanisms, including trading limits. The following summary is not intended to be a comprehensive summary of all risks inherent in investing in the Fund and reference should be made to the Fund’s prospectus for a more detailed disclosure of risks.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Credit Risk

The Fund will invest primarily in credit and credit-related instruments and derivatives. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the investments in which the Fund holds to collect on obligations, thereby resulting in potentially significant losses.

Investments in Secured and Unsecured Debt

The assets of the portfolio of the Fund may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer.

In addition, certain of the Fund’s investments are expected to constitute unsecured debt. While unsecured debt ranks senior to common stock or preferred equity of an issuer, unsecured debt effectively ranks subordinate in priority of payment to secured debt and may not have the benefit of financial covenants common for secured debt. Unlike secured debt, unsecured debt does not have the benefit of a lien with respect to specific collateral. In any liquidation, dissolution, bankruptcy or similar proceeding involving an issuer, the holders of the issuer’s secured debt may assert rights against the assets pledged to secure that debt in order to receive full payment of their debt before the assets may be used to pay other creditors of the issuer, including the Fund. Accordingly, unsecured debt typically involves a heightened level of risk of loss of principal.

Investments in Distressed Securities

The Fund may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Investments in Certain Pooled Issuers and other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Risks of Default

A default and any resulting loss on an underlying asset will reduce its fair value and, consequently, the fair value of the related investment and the Fund’s portfolio.

Liquidity Risk

Generally, there is no public market for a portion of the Fund’s investments. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Advisor’s assessment of their fair value or the amount paid for such investments by the Fund.

Leverage Risk

The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset coverage requirements when it may not be advantageous to do so.

Currency Risk

The Fund may make investments denominated in currencies other than U.S. dollars. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

Interest Rate Risk

The price of certain of the Fund’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. If general interest rates rise, there is a risk that the Fund’s floating rate investments (or an issuer’s underlying obligors) will be unable to pay escalating interest amounts, which could result in a default under their loan documents and credit losses to the Fund. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. If interest rates fall, the Fund’s floating rate investments would generally be expected to generate a lower rate of income.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

GoldenTree Opportunistic Credit Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Cybersecurity Risk

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Advisor faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Advisor. Although the Advisor is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.

Shareholder Concentration

As of December 31, 2025, two shareholders owned 10% or more of the Fund’s total outstanding shares, comprising 68% of the Fund. In addition, another shareholder is an affiliate of the Advisor and owns 9% of the Fund’s total outstanding shares. Pursuant to agreements among the two shareholders and the Advisor, the two shareholders have delegated to the Advisor the power to vote and dispose of the shares held of record by the shareholders. As such, the Advisor, and not the shareholders, may be deemed to have beneficial ownership of the shares held of record by the two shareholders. Each of the shareholders has the right to revoke the delegation on sixty one days’ notice.

Note 11. Subsequent Events

The Fund has evaluated subsequent events through the date of Issuance and has determined that there are no material events requiring adjustment to, or disclosure in, these consolidated financial statements.

The Fund commenced a quarterly repurchase offer beginning on February 9, 2026 and ending on March 6, 2026 (the “Repurchase Pricing Date”).

On February 25, 2026, the Board of Trustees approved the continuation of the Expense Limitation Agreement. The term of the Expense Limitation Agreement has been extended through April 30, 2027.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of GoldenTree Opportunistic Credit Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of GoldenTree Opportunistic Credit Fund (the “Fund”) as of December 31, 2025, the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes for the period from July 16, 2025 (commencement of operations) to December 31, 2025 and the consolidated financial highlights for the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations, changes in its net assets and its cash flows for the period July 16, 2025 (commencement of operations) to December 31, 2025 and the consolidated financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, brokers, issuers of privately held securities, agent banks and transfer agents. We believe that our audits provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2026

We have served as the Fund’s auditor GoldenTree Opportunistic Credit Fund since 2025.

Supplemental Information

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o GoldenTree Opportunistic Credit Fund, 300 Park Avenue, New York, New York 10022. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During Past 5 Years	RICs in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(s)
Steven Shapiro[1] 1968	Trustee	Since inception	Partner and Executive Committee Member of GoldenTree Asset Management; Board Member of FS Credit Income Fund (2017 – 2024)	1	Board of Advisors,
University of
Pennsylvania Carey
Law School (2010-
present); Board of
Trustees, The Abraham
Joshua Heschel School
(2023-present); Board
of Directors, Garden of
Dreams Foundation
(2025 present)

Supplemental Information (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During Past 5 Years	RICs in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jill Iacono Mavro 1972	Trustee	Since inception	Managing Director of Transaction Strategies, LLC (2020 – 2025); Founder and President of Spoondrift Advisory, LLC (2018 – present)	1	Independent Trustee of BNY Mellon ETF Trust (13 funds) (2020 – present) and BNY Mellon ETF Trust II (2 funds) (2024 – present); Independent Trustee of Investment Managers Series Trust (2025-present)

Ellen Needham 1967	Trustee	Since inception	Senior Managing Director of State Street Global Advisors
(1992 – 2023);
Chairman of SSGA Funds Management, Inc. (2020 – 2023); President and Director of SSGA Funds Management, Inc. (2001 – 2023); Director of State Street Global Advisors, Funds Distributors, LLC (2017 – 2023); Interested Director of SSGA SPDR ETFs Europe I plc
(2020 – 2023); Interested Trustee of State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds, and Elfun Funds (2019 – 2023); Director of State Street Variable Insurance Series Funds, Inc. (2019 – 2023)	1	Independent Trustee of
Russell Investment
Company and Russel
Investment Funds
(45 portfolios)
(2024 – present);
Trustee of 2023 ETF
Series Trust (12 funds)
(2023 – present) ;
Trustee of Russell
Investment Exchange
Traded Funds (5
					Funds) (2025 -present)

Leon Wagner 1953	Trustee	Since inception	President of LWPartners Futuro LLC (2011 – present)	1	None

1	Steven Shapiro is an interested trustee due to his position with the Advisor and/or its affiliates.

*	The Fund is the only registered investment company advised by GoldenTree Credit Asset Management LLC and its affiliates.

Supplemental Information (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o GoldenTree Opportunistic Credit Fund, 300 Park Avenue, New York, New York 10022.

Name Year of Birth	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Kathy Sutherland 1974	Chief Executive Officer and Principal Executive Officer	Since inception

Partner and Chief Executive Officer, GoldenTree Asset Management LP (October 2022 – present)

Partner and Head of Business Development and Strategy, GoldenTree Asset Management LP (January 2019 – October 2022)

Chad Earnst 1975	Chief Compliance Officer	Since inception	Principal and Global Chief Compliance Officer, GoldenTree Asset Management LP (May 2024 – present) Global Head of Compliance, PGIM (June 2018 – April 2024)

Wei Zhong 1976	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer	Since inception	Principal and Global Controller, GoldenTree Asset Management LP (January 2022 – present) Global Controller, GoldenTree Asset Management LP (January 2020 – January 2022)

Peter Alderman 1972	Secretary	Since inception

Partner and General Counsel, GoldenTree Asset Management LP (May 2024 – present)

Principal and General Counsel, GoldenTree Asset Management LP (January 2021 – May 2024)

Principal and General Counsel – Americas, GoldenTree Asset Management LP (January 2013 – January 2021)

Statement Regarding Basis for Approval of Investment Advisory Contract

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of GoldenTree Opportunistic Credit Fund (the “Fund”), approve the initial Investment Advisory Agreement (the “Agreement”) between the Fund and GoldenTree Asset Management Credit Advisor LLC (the “Adviser”). At an in-person meeting held on May 27, 2025 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the Investment Advisory Agreement for an initial two-year period.

In connection with their deliberations regarding the proposed adoption of the Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreement. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by the Adviser under the Agreement.

Supplemental Information (continued)

Nature, Extent and Quality of Services to be Provided and Performance

The Trustees reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Investment Advisory Agreement and under a separate administration agreement and the services proposed to be provided to the Fund by third-party service providers.

They reviewed the Form ADV for the Adviser, as well as the relevant information in the 15(c) Response, which included, among other things, information about the qualifications, background and experience of the key personnel of the Adviser that were proposed to be primarily responsible for the day-to-day portfolio management of the Fund, and the proposed investment objectives and strategies of the Fund. The Trustees also considered that the Fund would be the first closed-end tender offer fund managed by the Adviser.

The Trustees also considered the special attributes of the Fund as a closed-end fund that has elected to operate as an interval fund and the benefits that are expected to be realized from an investment in the Fund. The Trustees also considered the resources devoted by the Adviser and its affiliates in developing and maintaining the processes and infrastructure necessary to support the ongoing operations of the Fund, including the subscription and repurchase offer processes.

The Trustees also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Trustees considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to provide both annual and long-term incentives for its personnel, aligning the personnel interests with the interests of the Adviser and the Fund and its shareholders.

In addition, the Trustees reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs and legal and compliance programs, and the Fund’s proposed use of leverage and the effect that such leverage may have on the Fund’s portfolio and performance. The Trustees also considered that the Adviser would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, including the Fund’s quarterly repurchase process and its compliance with an exemptive order from the SEC that permits the Fund to co-invest in certain negotiated investments with other funds or accounts managed by the Adviser or its affiliates.

The Trustees noted that the Fund is newly organized and therefore had no historical performance for the Trustees to review at such time. The Trustees then reviewed, considered and discussed at length the performance results for various periods of time of a composite of funds and accounts managed by the Adviser and its affiliates that are comparable to the Fund in terms of strategy and types of investments.

Based on the above factors, together with those referenced below, the Trustees concluded that they were generally satisfied with, and that the Fund should benefit from, the nature, extent and quality of services proposed to be provided to the Fund by the Adviser.

Proposed Fees and Expenses of the Fund

The Trustees then reviewed and considered the management fee rate proposed to be payable by the Fund to the Adviser under the Investment Advisory Agreement and information about the projected total expense ratio of the Fund. The Trustees considered a comparison of the proposed management fee rate and projected total net expense ratio of investment companies managed by third-party investment advisers that have similar investment strategies as the Fund (the “Peer Funds”), noting that the Fund’s proposed management fee rate was higher than those of the Peer Funds but that its projected total net expense ratio was lower than those of the Peer Funds. The Trustees noted that the proposed management fee rate was generally higher than those of the Peer Funds because the Peer Funds have incentive fees. The Trustees also considered a comparison of the proposed management fee rate against the management fees of certain of the Adviser’s and its affiliates’ funds, noting that the management fee was higher than these funds but that all but one of these funds have incentive fees as well. The Trustees also reviewed and considered the proposed expense limitation arrangement and how such an arrangement would limit certain expenses of the Fund.

In considering the management fee rate, the Trustees also discussed the Fund’s expected use of leverage. They noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Fund and its shareholders, the use of leverage has the potential to increase the Adviser’s overall management fee and therefore may create a conflict of interest with the Fund’s shareholders.

Based on its review, the Trustees concluded that the Fund’s proposed management fee rate and projected total expense ratio is fair and reasonable in light of the services proposed provided to the Fund and other factors considered.

Profitability

The Trustees next considered the Adviser’s costs to provide investment management and related services to the Fund and the profitability to the Adviser from the investment management and related services provided to the Fund.

Supplemental Information (continued)

Economies of Scale

The Trustees considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Fund. Based on the foregoing, the Trustees concluded that the lack of breakpoints in the fee structure was appropriate given the Fund’s initial growth trajectory and investment objectives and strategies.

Other Benefits and Other Factors

The Trustees considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. The Trustees also considered that the Fund pays a fee to the Adviser for administrative services provided to the Fund. Based on information provided by the Adviser, the Trustees concluded that these other benefits were not material.

Conclusion

In their consideration of the Investment Advisory Agreement, the Trustees considered all factors that they deemed relevant, but did not give particular weight to any single factor referenced above. After deliberation and consideration of the information provided, and upon a motion duly made and seconded, the Independent Trustees, and the entire Board of Trustees, voting separately, unanimously approved the Investment Advisory Agreement between the Fund and the Adviser.

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund toll-free at 212-847-3500 or by accessing the Fund’s “SEC Filings” at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

Pursuant to the Fund’s Proxy Voting Policy and Procedures, as approved by the Fund’s Board, the Fund has delegated to the Advisor the authority to vote all proxies relating to the Fund’s portfolio securities. The Advisor’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to oversight by Board. The Advisor has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. The Advisor may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary. The policies and procedures used by the Advisor to determine how to vote certain proxies relating to portfolio securities are available (1) without charge, upon request, by calling 212-847-3500 and (2) on the SEC’s website at www.sec.gov. However, more complete information should be obtained by reviewing the Fund’s voting records. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is or will be available (1) without charge, upon request, by calling 212-847-3500 and (2) on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is or will be available (1) without charge, upon request, by calling 212-847-3500 and (2) on the SEC’s website at www.sec.gov.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available (1) without charge, upon request, by calling toll-free 212-847-3500; (2) on the SEC’s website at www.sec.gov; and (3) on the Fund’s website at www.goldentreefunds.com.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the Fund’s privacy policies and those of its affiliated companies. The terms of this notice apply to both current and former Shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. The Fund has implemented procedures that are designed to restrict access to your personal information to authorized employees of the Advisor, the Administrator and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While the Fund may share your personal information with its affiliates in connection with servicing your account, the Fund’s affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase Shares and in the course of providing you with products and services, the Fund and certain of its service providers, such as financial intermediaries or the transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial advisor or consultant, and/or information captured on applicable websites.

The Fund does not disclose any personal information provided by you or gathered by the Fund to non-affiliated third parties, except as permitted or required by law or for the Fund’s everyday business purposes, such as to process transactions or service your account. For example, the Fund may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Fund may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. The Fund may also provide your personal information to your brokerage or financial advisory firm and/or to your financial advisor or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Advisor believes in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect the Fund’s rights or property. The Advisor may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

www. goldentreefunds.com	AR25-GTOC

(b) Rule 30e-3 Notice to Shareholders is filed herewith as Exhibit 19(c).

Item 2. Code of Ethics.

(a) The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Fund (the “Board”) has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) of Form N-CSR.

(a)(2) The name of the audit committee financial expert is Ellen Needham. Ms. Needham has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by PricewaterhouseCoopers LLC (“PwC”), the Registrant’s principal accountant.

(a) Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of the Registrant’s annual financial statements and for services that are normally provided by PwC in connection with statutory and regulatory filings for the fiscal year ended December 31, 2025 were $212,000.

(b) Audit Related Fees. The aggregate fees billed for assurance and related services by PwC that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal year ended December 31, 2025 were $0.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c) Tax Fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2025 were $75,000.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal year indicated above.

(d) All Other Fees. The aggregate fees billed for any other products or services provided by PwC for the fiscal year ended December 31, 2025, other than the services reported in paragraphs (a) through (c) above were $0.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended December 31, 2025, were pre-approved by the Audit Committee. For the fiscal year ended December 31, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(e)(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2025, other than those disclosed in (c) and (d) above, were $0.

(h) The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

(a) Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the 1934 Act.

(b) Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the 1934 Act.

Item 6. Investments.

(a) The Fund’s consolidated Schedule of Investments as of December 31, 2025 is included as part of the Report included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report included in Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

1. Background

In connection with its investment advisory activities, GoldenTree Asset Management LP (“GTAM”) and its affiliates may be responsible for voting proxies related to clients’ managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary obligation to (a) vote in a manner that is in the best interests of the client and (b) properly deal with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of GTAM (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•

The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in a manner that is consistent with the Adviser’s fiduciary obligations and the general anti-fraud provisions federal securities laws, and supplement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts.

2. Proxy Voting Policies

The Adviser has engaged the services of an independent third-party service, Institutional Shareholder Services, (“ISS”) to assist in analyzing proxies and making a voting recommendation with respect to such proxies. ISS will provide the Adviser with its analysis of proxy issues and vote recommendations based upon ISS’s voting guidelines. ISS will generally vote proxies in accordance with the recommendations of company management to the extent the proposals maintain or strengthen the shared interests of shareholders and management; increase shareholder value; and maintain or increase the rights of shareholders. ISS will coordinate with each Client’s prime broker or custodian to ensure that proxy materials are processed in a timely fashion. The Adviser shall vote proxies related to securities held by any client in a manner that is in the best interest of the client. The Adviser shall consider only those factors that relate to the client’s investment or that are dictated by the client’s written instructions, including how its vote will economically impact (short-term and long-term) and otherwise affect the value of the client’s investment.

The Adviser generally expects to vote in accordance with the recommendations of ISS. However, the Adviser in all cases reserves the right to override ISS’s recommendations and will vote against a proposal or recommendation of ISS and/or company management if it determines that such action is in the best interests of the client. Such overrides will be reviewed by the Adviser’s Compliance group. Generally, proxy votes will be cast in favor of proposals that:

•	Maintain or strengthen the shared interests of shareholders and management;

•	Increase shareholder value; and

•	Maintain or increase the rights of shareholders.

Proxy votes generally will be cast against proposals that it determines will have the opposite effect of those listed above, particularly where the Adviser believes that a proposal will have a dilutive effect on the value of the underlying security.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after evaluating the issue(s) presented on the ballot. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Adviser may not vote in strict adherence to these guidelines.

2.1 Conflicts of Interest

In exercising its voting discretion and overriding an ISS recommendation, the Adviser and its employees will seek to avoid any direct or indirect conflict of interest to:

•	The Adviser;

•

Any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Adviser; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	Any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, or other similar capacity;

•	Any employee of the Adviser involved in voting the proxy holding a material position of the securities of an issuer in their personal trading account; or

•

Any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

One example of a situation in which a potential conflict of interest may arise is where the Adviser is asked to vote upon an issue related to a company when the Adviser is aware that a client of the Adviser is an officer, director, or stockholder of that company, or otherwise has an interest in the particular vote. In situations like this, the interests of the affiliated client may be contrary to the best interests of the Adviser’s other clients. Another example of a potential conflict may involve an employee, responsible for voting the proxy, holding a material position in the security of the issuer.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request. Proxy-voting information can be requested, free of charge, via email at ClientDevelopmentAssociates@goldentree.com or by telephone at 212-847-3527.

Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts.

3. Proxy Voting Procedures

The Adviser shall be responsible for voting the proxies related to any client’s account in the manner set forth herein.

Prior to voting, the Adviser will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee, or other fiduciaries).

Consistent with its fiduciary obligations, the Adviser may determine it appropriate to override an ISS recommendation in the best interests of the client. If the Adviser raises no objections to the recommendations of ISS, then ISS will automatically vote the proxies based on their recommendations.

When ISS notifies the Adviser of an upcoming vote, the Adviser will check whether the underlying security is on loan. The Operations Department maintains records of all securities that are lent out pursuant to a lending arrangement. To the extent the underlying security has been lent out, the Adviser can reclaim the security to effectuate a vote if it wishes to vote on the subject item. With respect to securities that Adviser may borrow, when effecting short sales for example, a similar process will occur in the keeping of appropriate records of such borrows and ascertaining whether a vote should be conducted, to the extent possible.

In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:

•

A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•

A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy or that memorializes the basis for that decision; and,

•

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting client.

The above copies and records shall be retained by the Adviser for a period not less than five (5) years.

Periodically, but no less than annually, Compliance will:

•	Review that proxies received have been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client;

•	Review that any overrides to ISS recommendations are appropriate.

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and

•	File Form N-PX to disclose GTAM’s proxy voting records as required.

Supplement Proxy Voting Policies and Procedures for the GoldenTree Opportunistic Credit Fund

The GoldenTree Opportunistic Credit Fund (the “Fund”) has delegated proxy voting for its investments to the Fund’s Adviser. Accordingly, the Adviser reviews any pending proxy vote decisions seeking to ensure that all votes cast for the Fund are in the best interests of the Fund and its shareholders. Vote decisions are made after the Adviser considers recommendations made by its proxy voting service, as applicable, and after considering how best to cast the vote such that its clients best interests are served.

Moreover, it is possible that the best interests of different clients of the Adviser, including the Fund, may not always be aligned. While the Adviser will seek to act in a manner it reasonably believes to be equitable to all clients under the circumstances, it may take certain actions for some clients that could have an adverse effect on other clients (for example, in connection with certain restructurings and reorganization situations).

If there is a material conflict of interest between the Adviser and the Fund’s shareholders that cannot be resolved pursuant to the Adviser’s proxy voting policies and procedures, the Adviser must notify the CCO. In such an event, the CCO, in consultation with counsel, as needed, will review the particular proposal and determine how to vote the proxy in a manner consistent with interests of the Fund’s shareholders.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers (as of December 31, 2025)

Steven A. Tananbaum - Founder, Managing Partner & Chief Investment Officer

Steven Tananbaum is Founder, Managing Partner and Chief Investment Officer of GoldenTree Asset Management, overseeing the firm’s investments across all fund offerings. In addition, Mr. Tananbaum is the Lead Portfolio Manager for the Master Fund, Distressed Funds, and Tactical Opportunities Fund, as well as a Lead Portfolio Manager for GoldenTree Loan Management and other fixed income oriented strategies. Mr. Tananbaum chairs GoldenTree Asset Management’s Executive Committee and Distressed Committee. Mr. Tananbaum is also a member of GoldenTree’s Private Credit Committee. A veteran of the credit markets with over 30 years of investing experience, Mr. Tananbaum founded GoldenTree in 2000 and was instrumental in building the firm into an organization that is highly regarded for its investment process and partnership culture. Known for its focus on fundamental and relative value analysis, GoldenTree has produced strong competitive returns across product lines since its inception. The firm has grown into an organization of 26 partners and over 310 employees. Prior to forming GoldenTree, Mr. Tananbaum spent over a decade at MacKay Shields. He was head of the firm’s high yield group beginning on June 1, 1991 and, in 1997, founded its hedge fund business and served as the lead portfolio manager. Under Mr. Tananbaum’s leadership, MacKay Shields’ high yield mutual funds were rated in the top 5% by Lipper from June 1, 1991 through December 31, 1999. Prior to joining MacKay Shields, Mr. Tananbaum worked primarily on high yield and merger & acquisition transactions in the corporate finance department of Kidder, Peabody & Co. He is a graduate of Vassar College with a B.A. in Economics. Mr. Tananbaum is a CFA charterholder. He is a Member of the Board of Trustees of The Museum of Modern Art and a Member of the Council on Foreign Relations.

Lee Kruter - Partner & Head of Performing Credit

Lee Kruter is a Partner and Head of Performing Credit at GoldenTree Asset Management. Mr. Kruter is the Lead Portfolio Manager for the Private Credit strategy, Multi-Sector strategy, GoldenTree Loan Management and the firm’s Corporate Credit and fixed income oriented Structured Credit strategies. Mr. Kruter is a member of GoldenTree Asset Management’s Executive Committee and chairs the Private Credit Committee. Prior to joining GoldenTree, Mr. Kruter was a Vice President at Credit Suisse and spent seven years in the Leveraged Finance Research group, where he was responsible for the healthcare and services sectors. During his time at Credit Suisse, Mr. Kruter also covered various other sectors including metals & mining and wireless & wireline telecommunications. Mr. Kruter holds a B.S. in Finance and Management Information Systems from New York University’s Leonard N. Stern School of Business. Mr. Kruter is also a CFA charterholder. He currently is a member of the NYU Stern Executive Board.

(a)(2) The following table provides information about the registered investment companies (including the Fund) and other portfolios and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended December 31, 2025:

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Steven A. Tananbaum
Registered Investment Companies	1	237	0	0
Other Pooled Investment Vehicles[1]	40	35,607	39	35,094
Other Accounts[1]	25	8,182	21	7,558

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Lee Kruter
Registered Investment Companies	1	237	0	0
Other Pooled Investment Vehicles[1]	38	24,726	33	20,942
Other Accounts[1]	37	11,327	8	1,949

[1]	Total assets include undrawn capital.
*

Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio managers so as to avoid double counting.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive performance-based fees on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where the portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(a)(3) Compensation of the Portfolio Managers. The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the Fund. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each portfolio manager has indirect equity ownership interests in the Adviser and related long-term incentives. The portfolio managers also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the Fund’s long-term performance and the value of the Fund’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of December 31, 2025:

Portfolio Managers	Dollar Range of Fund Shares Beneficially Owned
Steven A. Tananbaum	None
Lee Kruter	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits

(a)(1) The Code of Ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)(1) The certifications required by Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) Rule 30e-3 Notice to Shareholders is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDENTREE OPPORTUNISTIC CREDIT FUND

By:	/s/ Kathryn L. Sutherland
Kathryn L. Sutherland
Chief Executive Officer and Principal Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn L. Sutherland
Kathryn L. Sutherland
Chief Executive Officer and Principal Executive Officer

Date:	March 6, 2026

By:	/s/ Wei Zhong
Wei Zhong
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

Date:	March 6, 2026